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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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First Horizon Pharmaceutical Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First Horizon Pharmaceutical Corporation 6195 SHILOH ROAD ALPHARETTA, GEORGIA 30005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 7, 2004

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting (the "Annual Meeting") of Stockholders of First Horizon Pharmaceutical Corporation, a Delaware corporation ("First Horizon"), will be held at 6195 Shiloh Road, Alpharetta, Georgia 30005, on Friday, May 7, 2004, at 1:00 p.m., Eastern Daylight Time, for the following purposes:

  1.
  To elect two Class B Directors to First Horizon's Board of Directors for a three year term;

  2.
  To approve the amendment and restatement of the First Horizon 2002 Stock Plan; and

  3.
  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        Only stockholders who held their shares at the close of business on April 2, 2004, the record date, are entitled to notice of, and to vote at the Annual Meeting or any adjournments or postponements thereof.

        A copy of First Horizon's 2003 Annual Report containing financial statements is enclosed.

        YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. WE INVITE ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET. IF YOU WISH, YOU MAY REVOKE YOUR PROXY PRIOR TO THE TIME IT IS VOTED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

By Order of the Board of Directors

John N. Kapoor, Ph.D. Chairman of the Board

Alpharetta, Georgia
April 9, 2004

FIRST HORIZON PHARMACEUTICAL CORPORATION
 6195 SHILOH ROAD
ALPHARETTA, GEORGIA 30005

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2004

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

        The enclosed proxy is solicited by and on behalf of the Board of Directors of First Horizon Pharmaceutical Corporation, a Delaware corporation ("First Horizon"), for use at First Horizon's 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 7, 2004 at 1:00 p.m., Eastern Daylight Time, at First Horizon's Corporate Headquarters at 6195 Shiloh Road, Alpharetta, Georgia 30005, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

        First Horizon is bearing all the expenses associated with this solicitation. In addition to solicitation by mail, officers, directors and employees of First Horizon, who will receive no additional compensation for their services, may solicit proxies by fax, personal calls and via the Internet. First Horizon does not intend to engage a paid outside solicitor, however, in the event First Horizon determines to do so, it anticipates that it will hire MacKenzie Partners, Inc. at an approximate cost of $8,500 plus expenses. First Horizon has requested brokers and nominees who hold stock in their name to furnish this proxy material to their customers and First Horizon will reimburse such brokers and nominees for their related out-of-pocket expenses.

        Other than the matters set forth in this proxy material, management is not aware of any other matters that may come before the meeting. If any other business should properly come before the meeting, the persons named in the enclosed proxy card will have discretionary authority to vote the shares represented by the effective proxies and will vote them in accordance with their best judgment.

        These proxy materials and the accompanying Annual Report are being mailed on or about April 9, 2004 to our stockholders of record on April 2, 2004.

IMPORTANT

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES EITHER BY MAIL OR VIA THE INTERNET. IF YOU CHOOSE TO VOTE YOUR SHARES BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED TO FIRST HORIZON'S TRANSFER AGENT AT LASALLE BANK NATIONAL ASSOCIATION, ATTENTION: PROXY DEPARTMENT, 135 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603, TO BE RECEIVED NO LATER THAN MAY 6TH, 2004. IF YOU CHOOSE TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO FIRST HORIZON OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROVIDING YOUR PROXY PROMPTLY.

VOTING PROCEDURES

RECORD DATE

        First Horizon's Board of Directors has fixed the close of business on April 2, 2004, as the record date for determining which stockholders are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, 35,883,408 shares of First Horizon's common stock were issued and outstanding.

QUORUM

        The presence, in person or by proxy, of the holders of a majority of First Horizon's outstanding shares of common stock on the record date is necessary to constitute a quorum at the Annual Meeting. A quorum must be present at the Annual Meeting to transact business at the meeting.

VOTING

        Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Stockholders are not entitled to cumulate their votes. Pursuant to First Horizon's Amended and Restated Bylaws, directors are elected by a plurality of the votes cast by stockholders entitled to vote and present in person or represented by proxy at a meeting at which a quorum is present. If a quorum is present at the Annual Meeting, the two nominees who receive the greatest number of votes cast in their favor by the stockholders present, in person or by proxy, and entitled to vote thereon will be elected as Class B Directors. Further, pursuant to First Horizon's Amended and Restated Bylaws, a majority of the votes cast at the Annual Meeting by the stockholders present, in person or by proxy, and entitled to vote thereon is required to approve the amendment and restatement of the First Horizon 2002 Stock Plan.

        Only votes actually cast will be counted for the purpose of determining whether a particular nominee receives more votes than the persons, if any, nominated for the same seat on the Board of Directors and whether the stockholders present and entitled to vote at the Annual Meeting approve of the amendment and restatement of the First Horizon 2002 Stock Plan.

        A stockholder may withhold votes from any or all nominees or may abstain from voting on the amendment and restatement of the First Horizon 2002 Stock Plan by notation on the proxy card, by telephone or via the Internet. If a stockholder properly executes and returns the enclosed proxy card or follows and completes the instructions for telephone or Internet voting but does not indicate the stockholder's voting instructions, the persons named in the proxy card, in their sole discretion, will vote the proxy for the election of the nominees listed below as directors of First Horizon and for approval of the amendment and restatement of the First Horizon 2002 Stock Plan.

REVOCABILITY OF PROXIES

        You may revoke any proxy that you have granted, either through the enclosed proxy card or via the Internet, at any time prior to the time it is voted at the Annual Meeting by:

  •
  delivering written notice of revocation to our Secretary at First Horizon's Corporate Headquarters located at 6195 Shiloh Road, Alpharetta, GA 30005;

  •
  delivering an executed proxy bearing a later date to First Horizon's Secretary at the above referenced address;

  •
  following the instructions described at the telephone number that permits telephone voting at a later date;

  •
  following the instructions described on the website that permits Internet voting at a later date; or

  •
  attending the Annual Meeting and voting in person.

EFFECT OF ABSTENTIONS ON QUORUM AND VOTING

        If you abstain from voting, your shares will be deemed present at the Annual Meeting for purposes of determining whether a quorum is present. As noted above, each Class B Director will be elected by a plurality of the votes cast. The amendment and restatement of the First Horizon 2002 Stock Plan must be approved by a majority of the votes cast. Abstentions will be treated as votes cast at the Annual Meeting. Since approval of amendment and restatement of the First Horizon 2002 Stock Plan is determined by a majority of the votes cast, abstentions will have the same affect as a vote "against" this matter. Since directors are elected by a plurality of the votes cast, however, abstentions will not affect the outcome of this matter.

EFFECT OF BROKER NON-VOTES ON QUORUM AND VOTING

        If a broker holds your shares in street name, you are the beneficial owner of those shares not the record owner. You should therefore instruct your broker how to vote your shares. As the beneficial owner, rather than record owner, if you would like to vote your shares at the Annual Meeting you must obtain a "legal proxy" from the broker that holds your shares.

        If you do not instruct your broker how to vote your shares, your broker is generally entitled, under rules of self-regulatory organizations governing brokers, to vote your shares on routine matters such as the election of directors. On non-routine matters, such as the approval of an amendment and restatement of a stock plan, brokers must obtain voting instructions from their customers. Even though broker non-votes will be counted for purposes of determining whether a quorum is present, they will not be counted for purposes of determining the number of votes cast or entitled to vote at the Annual Meeting.

        If your broker chooses not to exercise its discretionary voting authority, the applicable shares present at the meeting will not be counted as votes cast "for" or "against" the election of the Class B Directors and will not directly affect the outcome of the election.

        Since your broker may not exercise discretionary voting authority with respect to the approval of the amendment and restatement of the First Horizon 2002 Stock Plan, the applicable shares present at the meeting will be tabulated as broker non-votes. These broker non-votes will not directly affect the outcome of this matter.

PROXY PROCEDURE

        When a proxy card is properly dated, executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the instructions specified in the proxy. Furthermore, when the Internet voting instructions are properly followed and completed, the shares represented will be voted at the Annual Meeting in accordance with the instructions specified in the proxy. If no specific instructions are specified, the shares will be voted "for" the election of the two director nominees described below and "for" the approval of the amendment and restatement of the First Horizon 2002 Stock Plan. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment with respect to such matters.

PROPOSAL I
ELECTION OF CLASS B DIRECTORS

        The persons named in the enclosed proxy card will vote to elect the nominees named below under "Nominees for Class B Director" unless instructed otherwise in the proxy. The two nominees receiving the greatest number of votes shall be the persons elected as Class B Directors. Shares represented by proxies which are marked "withhold authority" for a nominee will have the same effect as a vote "against" the nominee when determining which nominees received a plurality of the votes cast at the Annual Meeting. The Class B Directors are to hold office until the 2007 annual meeting of stockholders or until their respective successors are duly qualified and elected.

        The name and certain information concerning the persons nominated to be elected as Class B Directors by the Board of Directors at the Annual Meeting is set forth below.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW UNDER "NOMINEES FOR CLASS B DIRECTOR."

        Although the nominees, Patrick P. Fourteau and Jon S. Saxe, have consented to serve as a director if elected, and the Board of Directors has no reason to believe that the nominees will be unable to serve as a director, if either nominee or both nominees withdraws or otherwise becomes unavailable to serve prior to the election at the Annual Meeting, the persons named as proxies in the enclosed proxy card may vote for any substitute nominee designated by the Board of Directors or otherwise properly nominated. The following information regarding First Horizon's directors and executive officers, including the nominees, is relevant to your consideration of the slate proposed by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

        The current directors and executive officers of First Horizon are as follows:

Name	Age	Position
Patrick P. Fourteau	56	Chief Executive Officer and President
R. Brent Dixon	59	Executive Vice President
Darrell Borne	42	Chief Financial Officer, Secretary and Treasurer
John N. Kapoor, Ph.D. (1)	60	Chairman of the Board
Jerry N. Ellis (2)(3)	66	Director
Pierre Lapalme (1)(2)(4)	63	Director
Jon S. Saxe (2)(3)(4)	67	Director
Patrick J. Zenner (3)(4)	55	Director

(1)
Member of the Mergers & Acquisitions Committee.
(2)
Member of the Audit Committee.
(3)
Member of Nominating/Corporate Governance Committee.
(4)
Member of the Compensation Committee.

        The Board of Directors is divided into three classes, with each class holding office for staggered three-year terms and with two directors in each class. The term of our Class B Director, Jon S. Saxe, expires in 2004 at the Annual Meeting for which proxies are being solicited pursuant to this Proxy Statement. In May 2003, Mahendra G. Shah, Ph.D. resigned from his position as a Class B Director and Chairman of the Board of Directors and we have one seat vacant amongst our Class B Directors. The terms of Class A Directors, Jerry N. Ellis and John N. Kapoor, Ph.D., expire in 2006 and the terms of the Class C Directors, Pierre Lapalme and Patrick J. Zenner, expire in 2005. All executive officers of First Horizon are chosen by the Board of Directors and serve at its discretion. There are no family relationships among First Horizon's officers and directors.

NOMINEES FOR CLASS B DIRECTOR

        The Board of Directors has nominated Patrick P. Fourteau and Jon S. Saxe for election as Class B Directors to the Board of Directors at the Annual Meeting, each to serve until the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified or until their earlier resignation or removal. The shares represented by the returned proxy cards or via the Internet will be voted "for" the election of these nominees unless you specify otherwise or unless authority to vote for either nominee has been withheld in the proxy.

        Patrick P. Fourteau was appointed President in May 2003 and Chief Executive Officer in November 2003. Mr. Fourteau also served as our Chief Operating Officer from May 2003 through November 2003. Prior to such time, Mr. Fourteau served as President of Ventiv Health Sales from 2000 through 2002. Mr. Fourteau also served as President of St. Jude International from 1998 through 2000. Mr. Fourteau holds a B.A. and M.A. in mathematics from UC Berkeley and M.B.A. from Harvard University.

        Jon S. Saxe was elected a director in January 2000, and his current term as director will expire at the Annual Meeting. He also serves as a director of Protein Design Labs, Inc. of which he served as President from January 1995 to May 1999. In addition, he is a director of Questcor Pharmaceuticals Inc., Incyte Inc., ID Biomedical Corporation, Insite Vision, SciClone Pharmaceuticals, Inc. and Durect Corporation, and is also a director of several private companies. Mr. Saxe is a Principal of Saxe Associates, a biotechnology consulting firm, where he was a Principal from May 1993 to December 1994. He served as the President, Chief Executive Officer and a director of Synergen, Inc., a biopharmaceutical company, from October 1989 to April 1993. Mr. Saxe served in various positions including Vice President of Licensing and Corporate

Development and Head of the Patent Law Department for Hoffmann-LaRoche, Inc. from 1960 through 1989. Mr. Saxe received a B.S. Ch.E. degree from Carnegie-Mellon University, a J.D. degree from George Washington University School of Law and an L.L.M. degree from New York University School of Law.

DIRECTORS NOT STANDING FOR ELECTION AND EXECUTIVE OFFICERS

Class C Directors

        Pierre Lapalme was elected a director in April 2000. His term as director will expire at the annual meeting of stockholders to be held in 2005. Mr. Lapalme served as the President and Chief Executive Officer of Ethypharm Inc. (North America), a global drug delivery systems company, from 1997 through July 2003. He is non-executive Chairman of the Board of DiagnoCure Inc., a biopharmaceutical company specializing in the development and marketing of products aimed at the diagnosis and treatment of genito-urinary cancers. He is a director of BioMarin Pharmaceutical Inc., International Wex Technologies and Bioxel Pharma Inc. and is a former member of the Board of Directors of the National Pharmaceutical Council U.S.A. and of the Pharmaceutical Manufacturers Association of Canada (PMAC). From 1979 to 1990, Mr. Lapalme was Chief Executive Officer and President of Rhone-Poulenc Canada Inc. and Rhone-Poulenc Pharmaceuticals North America. He was appointed Senior Vice President and General Manager Rhone-Poulenc Rorer North America in 1990 and served in that position until 1994. Mr. Lapalme attended the University of Western Ontario and INSEAD France.

        Patrick J. Zenner was elected a director in May 2002. His term as director will expire at the annual meeting of stockholders to be held in 2005. From 1993 to 2001, Mr. Zenner served as President and Chief Executive Officer of Hoffmann-LaRoche Inc. and served on its Global Pharmaceutical Executive Committee. From 1969 to 1993, Mr. Zenner held various positions at Hoffmann-LaRoche including sales representative and Vice President and General Manager of Roche Laboratories. He is a director of Dendrite International, Praecis Pharmaceuticals Inc., Geron Corporation, Exact Sciences, Inc., West Pharmaceutical Services, Arqule Inc., CaraGen Corp., and Xoma Ltd. and is also a director of two private companies. Mr. Zenner received a B.S.B.A. from Creighton University and an M.B.A. from Fairleigh Dickinson University.

Class A Directors

        Jerry N. Ellis was elected a director in November 2000. His term as director will expire at the annual meeting of stockholders to be held in 2006. Mr. Ellis has over thirty years of auditing and accounting experience. From 1994 to 2000, Mr. Ellis was a consultant to Arthur Andersen LLP for services focusing on international auditing, audit committee practices, business risk management and training. From 1973 to 1994, he was a partner at Arthur Andersen LLP in their Dallas, Madrid and Chicago offices. From 1962 to 1973, Mr. Ellis was an auditor at Arthur Andersen LLP. Mr. Ellis is a director of Akorn, Inc. and an Adjunct Professor of Advanced Auditing at the University of Iowa. Mr. Ellis is a Certified Public Accountant and received B.B.A. and M.B.A. degrees from the University of Iowa.

        John N. Kapoor, Ph.D.    has been a director since 1996 and the non-executive chairman of the board since 2003. His term as director will expire at the annual meeting of stockholders to be held in 2006. Dr. Kapoor has over twenty years of experience in the healthcare field through his ownership and management of healthcare-related businesses. In 1990, Dr. Kapoor founded Kapoor-Pharma Investments, L.P., First Horizon's largest stockholder, and its managing partner, EJ Financial Enterprises, Inc., of which he is the president and sole stockholder. EJ Financial provides general funds and strategic advice to healthcare businesses. Dr. Kapoor is the Chairman of Optioncare, Inc., Akorn, Inc., Introgen Therapeutics, Inc. and Neopharm, Inc. Dr. Kapoor also controls Inpharmakon Corporation, a party to one of our development agreements. Dr. Kapoor is the trustee of the John N. Kapoor Trust, dated September 30, 1989, which is a partner in Kapoor-Pharma Investments, L.P. Dr. Kapoor is a Chairman of several private companies and a director of several other private companies. Dr. Kapoor received a B.S.

degree from Bombay University and a Ph.D. degree in Medicinal Chemistry from the State University of New York.

        Dr. Kapoor served as Interim Chief Executive Officer of Akorn, Inc. from March 2001 to December 2002 and has served as their chairman of the board since 1995. Mr. Ellis became a director of Akorn, Inc. in September 2001. In April 2002, Akorn announced that the Securities and Exchange Commission ("SEC") informed it that the SEC planned to bring an enforcement action against Akorn, Inc. On September 25, 2003, without admitting or denying the SEC's findings, Akorn consented to a cease and desist order to resolve the SEC's investigation.

        Dr. Kapoor was previously the Chairman and President of Lyphomed Inc. Fujisawa Pharmaceutical Co. Ltd. ("FPC") was a major stockholder of Lyphomed Inc. and in 1990 the remaining shares of Lyphomed, Inc., including the shares held by Dr. Kapoor. In 1992, FPC filed a lawsuit in Illinois federal court against Dr. Kapoor alleging that between 1980 and 1986, Lyphomed filed allegedly fraudulent new drug applications with the FDA, and that Dr. Kapoor's failure to make certain disclosures to FPC constituted a violation of federal and state securities laws and the RICO Act. Dr. Kapoor countersued, and in 1999 the litigation was settled, the terms of which are subject to a confidentiality agreement.

Executive Officers

        R. Brent Dixon, founder of First Horizon, was appointed Executive Vice President in July 2003. Prior to such time, Mr. Dixon served as our President from July 1992 through December 2001. Mr. Dixon has over 30 years of operational, sales, and strategic market development experience in the pharmaceutical industry. Prior to joining First Horizon in 1992, Mr. Dixon served as President of Dixon and Associates, a healthcare consulting company, and held various positions at Center Laboratories, a subsidiary of Merck AG, Roberts Pharmaceuticals and Adams Laboratories. Mr. Dixon attended St. Petersburg Junior College and the University of Mississippi.

        Darrell Borne was appointed Chief Financial Officer in December 2002 and Treasurer and Secretary in January 2003. From 2000 to 2002, Mr. Borne worked for Elastic Networks Inc., where he most recently served as Chief Financial Officer. Mr. Borne also worked from 1996 to 2000 for Rollins, Inc., where he most recently served as Vice President of Finance. Mr. Borne has previously held financial management positions at Rockdale Hospital, Mobil Corporation and Advanced Technology, Inc. He holds a B.A. in Accounting from the University of South Florida and an M.B.A. from Marymount University.

CERTAIN LEGAL PROCEEDINGS

        A lawsuit was filed in the U.S. District Court for the Northern District of Georgia on August 22, 2002 (which has been consolidated with two subsequent lawsuits based upon substantially the same allegations) against us, all members of our Board of Directors, certain former and current officers, and our underwriters for our public offering completed on April 24, 2002. The consolidated lawsuit is seeking to be certified as a class action lawsuit, but has not yet been granted that status. The consolidated amended complaint generally alleges that we issued a series of materially false and misleading statements to the market in connection with our public offering on April 24, 2002 and thereafter relating to alleged "channel stuffing" activities. The amended complaint asserts that the defendants violated Sections 11 and 12(a)(2) of the Securities Act of 1933 (the "Securities Act"). The amended complaint further alleges violations of Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 promulgated thereunder. The amended complaint also alleges controlling person liability on behalf of certain of our officers under Section 15 of the Securities Act and Section 20 of the Exchange Act.

        Plaintiffs in this consolidated class action lawsuit seek unspecified compensatory damages in an amount to be proven at trial. We deny the claims made in the lawsuit and intend to vigorously defend against these claims. All the defendants have filed motions to dismiss these claims, which currently are pending before the court. Due to the inherent uncertainties involved in litigation, we are unable to predict the outcome of this litigation and an adverse result could have a material adverse effect on our financial position and results of operations.

        First Horizon's Amended and Restated Bylaws provide that each officer, director, employee or agent shall be indemnified for all losses and expenses (including attorneys' fees reasonably incurred by the person) arising from any action or other legal proceeding, whether civil, criminal, administrative or investigative, including any action by and in the right of First Horizon, because he is or was a director, officer, employee or agent of First Horizon or, at First Horizon's request, of any other organization if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of First Horizon, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. In the case of an action by or in the right of First Horizon, such indemnification is subject to an exception so that no indemnification shall be made for any claim as to which an indemnified person shall have been found to be liable to First Horizon unless the applicable court determines that under the circumstances the indemnified person is fairly and reasonably entitled to indemnification. The Amended and Restated Bylaws also provide for the advancement of expenses to directors and officers with respect to any such action, subject to the officer's or director's agreement to repay any advances if it is determined that he is not entitled to be indemnified. The Amended and Restated Bylaws permit First Horizon to enter into agreements providing to each officer or director indemnification rights substantially similar to those set forth in the Amended and Restated Bylaws, and such agreements have been entered into between First Horizon, each of its executive officers and each of the members of its Board of Directors. Although the form of indemnification agreement offers substantially the same scope of coverage afforded by provisions in the Restated Certificate of Incorporation and Amended and Restated Bylaws, it provides greater assurances to officers and directors that indemnification will be available, because, as a contract, it cannot be modified unilaterally in the future by the Board of Directors or by First Horizon's stockholders to eliminate the rights it provides. Such indemnification provisions apply to all losses and expenses (including attorneys' fees) incurred by certain of First Horizon's former and current executive officers and each of its directors as named defendants in the suit described in the preceding paragraphs.

BOARD AND COMMITTEE MATTERS

        During the fiscal year ended December 31, 2003, the Board of Directors held a total of nineteen meetings and also took action by written consent. Each member of the Board of Directors who served on the Board of Directors during 2003 attended more than 75% of the meetings of the Board of Directors and committees of the Board of Directors of which he was a member.

  Committee Overview

        First Horizon has the following standing committees of its Board of Directors: Compensation Committee, Audit Committee, Nominating/Governance Committee and Mergers & Acquisitions Committee. Each committee, other than the Mergers & Acquisitions Committee, has a charter which is available for your review at the following website, www.firsthorizonpharm.com. You will find the charters by clicking "Investor Relations" and then "Corporate Governance." The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of First Horizon's other filings under the Securities Act or the Exchange Act, except to the extent that First Horizon specifically so provides.

  Compensation Committee

        First Horizon maintains a Compensation Committee that is responsible for designing, evaluating and recommending salaries and incentive compensation plans, policies and programs for First Horizon's Board of Directors, chief executive officer and executive officers, including without limitation, annual and long-term incentive plans, and overseeing and accounting for First Horizon's 2000 Stock Option Plan, the

2002 Stock Plan, the Employee Stock Purchase Plan, the 1997 Nonqualified Stock Option Plan, the 2003 Nonqualified Stock Option Plan, the 401(k) Plan and the welfare benefit plans.

        The current members of the Compensation Committee are Pierre Lapalme, Jon S. Saxe and Patrick J. Zenner. During 2003, the Compensation Committee held four meetings and also took action by written consent. First Horizon's Board of Directors has determined that the members of our Compensation Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. ("NASD") Listing Standards for Nasdaq-listed companies.

  Audit Committee

        The Board of Directors maintains an Audit Committee that is responsible for: (i) serving as an independent and objective party to review the financial statements and management's discussion and analysis of financial condition and results of operations contained in First Horizon's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, (ii) reviewing and appraising the audit efforts of First Horizon's independent public auditors, (iii) providing an open avenue of communication among the independent public auditors, financial and senior management and the Board of Directors, (iv) pre-approving all audit and permissible non-audit services to be performed for First Horizon by its independent public auditors, and (v) the appointing, compensating, overseeing and, if applicable, replacing the independent public auditors which audit First Horizon's financial statements. The current members of the Audit Committee are Jon S. Saxe, Jerry N. Ellis and Pierre Lapalme.

        During 2003, the Audit Committee held eight meetings. First Horizon's Board of Directors has determined that the members of our Audit Committee are independent as defined in Rules 4200(a)(15) and 4350(d) of the NASD Listing Standards for Nasdaq-listed companies and have the knowledge and experience required by Rule 4350(d). The Board of Directors has also determined that Jerry N. Ellis is an audit committee financial expert, as defined by the regulations promulgated by the SEC.

  Nominating/Corporate Governance Committee

        The Board of Directors formed a Nominating/Corporate Governance Committee in January 2003, that is responsible for (i) establishing criteria for membership on the Board of Directors, (ii) identifying and recruiting individuals qualified to become Board members, (iii) reviewing and considering candidates to the Board of Directors recommended by stockholders, (iv) conducting appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates to the Board of Directors, (v) ensuring that the Audit, Compensation and Nominating/Corporate Governance Committees have the benefit of qualified and experienced "independent directors" as defined by the NASD Listing Standards for Nasdaq-listed standards and that the Audit Committee has the benefit of members with requisite knowledge and skills, including an audit committee financial expert, (vi) recommending qualified candidates to the Board of Directors for nomination to the Board of Directors, and (vii) developing and recommending to the Board of Directors, and then overseeing, a set of effective corporate governance policies and procedures applicable to First Horizon. The current members of the Nominating/Corporate Governance Committee are Patrick J. Zenner, Jerry N. Ellis and Jon S. Saxe.

        During 2003, the Nominating/Corporate Governance Committee held one meeting. First Horizon's Board of Directors has determined that the members of our Nominating/Corporate Governance Committee are independent as defined in Rule 4200(a)(15) of the NASD Listing Standards for Nasdaq-listed companies.

  Mergers and Acquisitions Committee

        The Board of Directors formed a Mergers & Acquisitions Committee in March 2004, that is responsible for advising First Horizon with respect to the identification and realization of merger and acquisition opportunities. The Mergers & Acquisitions Committee has not yet held its first meeting. The current members of the Mergers & Acquisitions are John N. Kapoor and Pierre Lapalme.

CORPORATE GOVERNANCE MATTERS

  Identifying Nominees

        The Nominating/Corporate Governance Committee identifies nominees for director on its own as well as by considering recommendations from other members of the Board of Directors, officers and employees of First Horizon, and other sources that the committee deems appropriate. The Nominating/Corporate Governance Committee also considers stockholder recommendations for nominees for director subject to such recommendations being made in accordance with First Horizon's Amended and Restated Bylaws described below. In addition to the Nominating/Corporate Governance Committee Charter, First Horizon has adopted Corporate Governance Guidelines that contain, among other matters, important information concerning the Nominating/Corporate Governance Committee's responsibilities with respect to the director nomination process. You will find these guidelines at www.firsthorizonpharm.com by clicking "Investor Relations" and then "Corporate Governance." The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of First Horizon's other filings under the Securities Act or the Exchange Act, except to the extent that First Horizon specifically so provides.

  Stockholder Nominations

        First Horizon's Amended and Restated Bylaws provide that stockholders may nominate directors at any annual meeting, or special meeting called for the purpose of electing directors, by following certain procedures. The stockholder must be a stockholder on the date he or she provides First Horizon timely notice of the nomination and must also be a stockholder on the record date for the stockholder meeting. In order for a stockholder to provide timely notice to First Horizon of a nomination, the stockholder must deliver or mail the notice to the Secretary of First Horizon at 6195 Shiloh Road, Alpharetta, Georgia, 30005, and the notice must be received by the Secretary at that address (a) in the case of an annual meeting, not less than 90 days nor more than 130 days prior to the date of the anniversary of the previous year's annual meeting; provided, however, if the annual meeting is more than 30 days prior to or 60 days after the anniversary date of the previous year's annual meeting, then the notice must be received not later than the later of (i) the close of business 90 days prior to the annual meeting or (ii) the tenth (10th) day following the day on which the notice of the date of the annual meeting was mailed or publicly disclosed and (b) in the case of a special meeting, not later than the close of business on the tenth (10th) day following the day on which the notice of the date of the special meeting was mailed or publicly disclosed, whichever occurs first.

        The stockholder notice of the nomination must also contain certain types of information. The notice must set forth as to the proposed nominee, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of First Horizon which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. In addition, the notice must set forth as to the stockholder giving the notice (i) the name and record address of the stockholder, (ii) the class or series and number of shares of capital stock of First Horizon which are owned beneficially or of record by the stockholder, (iii) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (iv) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Lastly, the notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

  Evaluation of Prospective Nominees

        When evaluating prospective nominees, the Nominating/Corporate Governance Committee considers the current composition of the Board of Directors and the characteristics of each individual under consideration, including that individual's competencies, experience, reputation, integrity, independence, potential for conflicts of interest and other qualities the committee deems appropriate. When considering a director standing for re-election as a nominee, in addition to the attributes described above, the Nominating/Corporate Governance Committee also considers that individual's past contribution and future commitment to First Horizon. The Nominating/Corporate Governance Committee evaluates the totality of the merits of each prospective nominee that it considers and does not restrict itself by establishing minimum qualifications or attributes. Additionally, the Nominating/Corporate Governance Committee will continue to seek to populate the Board of Directors with a sufficient number of independent directors to satisfy Nasdaq listing standards and SEC requirements. The Nominating/Corporate Governance Committee will also seek to assure that the Board of Directors, and consequently the Audit Committee, will have at least three independent members that satisfy Nasdaq financial and accounting experience requirements and at least one member who qualifies as an audit committee financial expert.

        There is no difference in the manner by which the Nominating/Corporate Governance Committee evaluates prospective nominees for director based on the source from which the individual was first identified.

  Source of Current Nominees

        The non-incumbent director who is First Horizon's current Chief Executive Officer, Mr. Fourteau, was recommended as a nominee to the Board of Directors by non-management directors.

  Stockholder Communications with the Board of Directors

        We encourage stockholders to communicate with our Board of Directors by sending written correspondence to First Horizon's Chairman of the Nominating/Corporate Governance Committee, at 6195 Shiloh Road, Alpharetta, Georgia, 30005. First Horizon does not screen correspondence for content but may screen regular incoming mail for security reasons. The Chairman of the Nominating/Corporate Governance Committee and his duly authorized agents are responsible for collecting and organizing stockholder communications. Absent a conflict of interest, the Chairman of the Nominating/Corporate Governance Committee is responsible for evaluating the materiality of each stockholder communication and determining which stockholder communications are to be presented to the full Board of Directors or other appropriate body.

  Current Independent Directors and Executive Sessions

        First Horizon's Board of Directors has determined that Messrs. Ellis, Lapalme, Saxe and Zenner are independent as defined in Rule 4200(a)(15) of the NASD Listing Standards for Nasdaq-listed companies. The independent directors of the Board of Directors meet in executive session at least semi-annually.

  Policy Regarding Attendance at Annual Meetings

        Historically First Horizon's annual meetings have been well attended by its directors even though First Horizon has not had a policy with respect to director attendance at these meetings. Last year each of the directors attended the annual meeting. First Horizon has recently instituted a policy expressly encouraging directors to attend annual meetings.

  Codes of Ethics

        First Horizon has adopted a Code of Ethics for its Chief Executive Officer and senior financial officers. First Horizon has also adopted a Code of Business Conduct and Ethics for all directors, officers and employees. Copies of each of these codes may be found at the following website, www.firsthorizonpharm.com. You will find the codes by clicking "Investor Relations" and then "Corporate Governance." First Horizon intends to satisfy the disclosure requirement under Item 10 of Form 8-K by posting such information on its website. The information set forth on this website should not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of First Horizon's other filings under the Securities Act or the Exchange Act, except to the extent that First Horizon specifically so provides.

  Director Compensation

        First Horizon reimburses each member of the Board of Directors for out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors. Each director who is not an employee will receive a fee of $20,000 per year, $1,500 for each meeting of the Board of Directors attended and $500 for participation on each telephonic conference of the Board of Directors. Each director will receive $500 for each Board of Directors committee meeting attended in person or by phone and the Chairman of the Audit Committee, the Compensation Committee, the Nominating/Corporate Governance Committee and the Mergers & Acquisitions Committee will each receive an additional fee of $5,000 per year. The Chairman of the Board of Directors will also receive an additional fee of $10,000 per year. Each director who is not an employee and not affiliated with a greater than 10% stockholder, namely each director other than Dr. Kapoor, receives options to purchase 5,000 shares of First Horizon's common stock upon election to the Board of Directors and annually after First Horizon's annual meeting of stockholders.

        Notwithstanding anything to the contrary set forth in any of First Horizon's filings under the Securities Act or the Exchange Act that might incorporate other First Horizon filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

        The Board of Directors maintains an Audit Committee comprised of three of First Horizon's outside directors. The current member composition of the Audit Committee satisfies, and will continue to satisfy, Rule 4350(d)(2)(A) and Rule 4200 of the NASD applicable to companies with stock listed for quotation on the Nasdaq National Market, including without limitation the requirement that all Audit Committee members are independent and have the requisite knowledge and experience required by such rules. The Board of Directors has determined that Jerry N. Ellis is an "audit committee financial expert" as such term is defined in the rules promulgated by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002. The Board of Directors has adopted a written charter of the Audit Committee. A copy of this written charter is attached hereto as Appendix A.

        The Audit Committee oversees First Horizon's accounting and financial reporting processes, both internal and external, and audits of First Horizon's financial statements, on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of the financial statements with United States generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2003 with management and the independent auditors, including without limitation, a discussion with the independent auditors of the matters required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors that firm's independence with respect to First Horizon.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in First Horizon's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

Jon S. Saxe, Audit Committee Chairman Jerry N. Ellis, Audit Committee Member Pierre Lapalme, Audit Committee Member

INDEPENDENT AUDITOR MATTERS

  Appointment of Independent Auditors

        The Audit Committee has appointed the firm of Deloitte & Touche LLP independent auditors, to audit and report on the financial statements of First Horizon for the year ending December 31, 2004. In May 2002, the Board of Directors selected Deloitte & Touche LLP to audit the financial statements of First Horizon for the fiscal year ended December 31, 2002. Deloitte & Touche LLP has been appointed to audit the financial statements of First Horizon for each subsequent fiscal year. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to any appropriate questions and to make a statement on behalf of his or her firm, if such representative so desires.

  Change of Independent Auditors

        At a meeting held on May 24, 2002, the Audit Committee recommended and the Board of Directors approved the dismissal of Arthur Andersen LLP, as independent auditors of First Horizon effective May 24, 2002. At this meeting, the Audit Committee also recommended and the Board of Directors approved the engagement of Deloitte & Touche LLP as its independent auditors for the fiscal year ending December 31, 2002 effective June 7, 2002.

        The report of Arthur Andersen LLP on First Horizon's financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

        During First Horizon's fiscal year ended December 31, 2001, and in the subsequent interim period through May 24, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the matter in their report. First Horizon requested Arthur Andersen LLP to furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated June 11, 2002 is filed as Exhibit 16 to First Horizon's Form 8-K/A filed on June 11, 2002.

        There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K for the fiscal year ended December 31, 2001 or for the subsequent interim period through May 24, 2002.

        During First Horizon's fiscal year ended December 31, 2001, and in the subsequent interim period through June 7, 2002, neither First Horizon nor anyone acting on its behalf consulted Deloitte & Touche LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on First Horizon's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

  Audit and Non-Audit Fees

        During the years ended December 31, 2002 and 2003, Deloitte & Touche LLP and Arthur Andersen LLP, collectively, billed First Horizon the fees set forth below in connection with services rendered by those firms to First Horizon.

	2002	2003
Audit Fees	456,625	246,968
Audit Related Fees	3,600	1,575
Tax Fees	775,423	129,375
All Other Fees	0	0

Total Fees	1,235,648	377,918

        Audit Fees include fees for services performed to comply with generally accepted auditing standards (GAAS), including the recurring audit of First Horizon's financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal accountant reasonably can provide to a client, such as procedures related to comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

        Audit-Related Fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of First Horizon's financial statements. This category includes fees related to consultations regarding generally accepted accounting principles, reviews and evaluations of the impact of new regulatory pronouncements, general assistance with implementation of the new SEC and Sarbanes-Oxley Act of 2002 requirements and audit services not required by statute or regulation. Audit related fees also include the review of information systems and general internal controls unrelated to the audit of the financial statements.

        Tax fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as domestic and international tax planning. This category also includes other services related to tax disclosure and filing requirements.

        All other fees primarily include fees associated with products and services provided by the principal accountant, other than those that are included in "audit fees," "audit-related fees" and "tax fees."

        The Audit Committee has considered whether the provision of services described above under "Audit Related Fees," "Tax Fees," and "All Other Fees" is compatible with maintaining the independence of Deloitte & Touche LLP, and has concluded that it is so compatible.

  Pre-Approval Policy

        The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent auditor. These procedures include reviewing a detailed budget for audit and permitted non-audit services. The budget includes a description and scope of, and a budgeted amount for, the particular categories of services that are anticipated at the time the budget is submitted. Audit Committee approval is required to exceed the budget amount for a particular category of service and to engage the independent auditor for, or expand the scope of, any service not specifically included in the budget. In approving the budget, the Audit Committee considers whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee also considers whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with First Horizon's business, people, culture, accounting systems, risk profile, and whether the services enhance First Horizon's ability to manage or control risks and improve audit quality. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of First Horizon's common stock as of March 1, 2004 by all persons known by First Horizon to own beneficially more than five percent (5%) of the common stock of First Horizon, each director, each of the persons named as a Named Executive Officer in the Summary Compensation Table in this Proxy Statement, and all directors and executive officers as a group.

        Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of common stock listed as owned by that person or entity. Except as otherwise noted below, the address of each person listed below is First Horizon's address.

        The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days of March 1, 2004 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
5% Stockholders
Kapoor-Pharma Investments, L.P. 225 E. Deerpath, Suite 250 Lake Forest, IL 60045	7,772,879	21.5%
Perry Corp. 599 Lexington Avenue New York, NY 10022	2,972,466	8.2%
Directors and Named Executive Officers
John N. Kapoor, Ph.D. (1)	9,247,791	25.6%
Jerry N. Ellis (2)	19,875	*
Pierre Lapalme (3)	23,850	*
Jon S. Saxe (4)	29,625	*
Patrick J. Zenner (5)	39,575	*
Mahendra G. Shah, Ph.D. (6)	400,000	1.1%
Patrick P. Fourteau (7)	219,924	*
R. Brent Dixon (8)	68,000	*
Darrell Borne (9)	53,475	*
Balaji Venkataraman (10)	0	*
Christopher Offen (11)	0	*
All current directors and executive officers as a group (8 persons) (12)	9,702,115	26.9%

*
Represents less than one percent ownership.

(1)
Includes 7,772,879 shares of common stock owned by Kapoor-Pharma Investments, L.P., of which Dr. Kapoor, the Chairman of the Board, is the president and sole stockholder of its managing general partner. Also included 1,319,432 shares of common stock owned by the John N. Kapoor Trust dated 9/20/89, of which Dr. Kapoor is the sole trustee and sole beneficiary and 155,480 shares of common stock owned by family trusts of which Dr. Kapoor's spouse is the sole trustee. In such capacities, Dr. Kapoor has the authority to vote and dispose of the shares owned by Kapoor-Pharma Investments and the John N. Kapoor Trust and is therefore deemed the beneficial owner of those shares.

(2)
Includes 19,875 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

(3)
Includes 23,625 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

(4)
Includes 23,625 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

(5)
Includes 18,575 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

(6)
Based solely on our review of our record holders on March 1, 2004, Dr. Shah beneficially owned 400,000 shares. The 400,000 shares are owned by Shah Investors L.P. of which we assume that Dr. Shah remains a general partner. In such capacity, Dr. Shah has the authority to vote and dispose of the shares owned by Shah Investors L.P. and is therefore deemed the beneficial owner of those shares. Dr. Shah resigned from his position as a member and chairman of the Board of Directors and as an executive officer in May 2003.

(7)
Includes 100,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

(8)
Includes 50,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

(9)
Includes 51,875 shares of common stock issuable upon exercise of stock options exercisable within 60 days.

(10)
Based solely on our review of our record holders on March 1, 2004, Mr. Venkataraman did not own any shares of common stock. Mr. Venkataraman resigned from his position as an executive officer in March 2003.

(11)
Based solely on our review of our record holders on March 1, 2004, Mr. Offen did not own any shares of common stock. Mr. Offen resigned from his position as an executive officer in March 2003.

(12)
Includes 287,575 shares of common stock issuable upon exercise of stock options exercisable within 60 days. This calculation does not include the shares of common stock beneficially owned by Dr. Shah and Messrs. Venkataraman and Offen.

EXECUTIVE COMPENSATION

        The following table provides certain summary information concerning compensation paid by First Horizon to (i) each of the individuals serving as Chief Executive Officer during the year ended December 31, 2003 (ii) the other two most highly compensated executive officers of First Horizon serving as executive officers at December 31, 2003 who earned more than $100,000 during the year ended December 31, 2003 and (iii) two former executive officers who were not executive officers at December 31, 2003 but who would have been among the most highly compensated executive officers of First Horizon for the year ended December 31, 2003 (the "Named Executive Officers").

Summary Compensation Table

Long-Term Compensation Awards Shares Underlying Options
Annual Compensation
Name and Principal Position							All Other Compensation
	Year	Salary		Bonus
Patrick P. Fourteau Chief Executive Officer and President	2003 2002 2001	$ $ $	130,625 — —	$ $ $	70,000 — —	710,000 — —	$ $ $	15,024 — —	(1)
R. Brent Dixon Executive Vice President	2003 2002 2001	$ $ $	100,000 — 164,204	$ $ $	44,000 — 54,000	250,000 — 75,000	$ $ $	17,092 — 4,880	(2) (2)
Darrell Borne Chief Financial Officer, Secretary and Treasurer	2003 2002 2001	$ $ $	144,125 5,250 —		$52,150 — —	207,500 40,000 —	$ $ $	13,494 — —	(3)
Mahendra G. Shah, Ph.D. Former Chairman, Chief Executive Officer and President	2003 2002 2001	$ $ $	112,500 278,750 247,917	$ $	— 42,000 250,000	100,000 — 472,500	$ $ $	313,461 6,563 5,430	(4) (4) (4)
Balaji Venkataraman Former Executive Vice President and Chief Operating Officer	2003 2002 2001	$ $ $	48,250 183,542 148,787	$ $	— 28,000 75,000	75,000 — 262,500	$ $ $	198,934 285 180	(5) (5) (5)
Christopher Offen Former Executive Vice President and Chief Commercial Officer	2003 2002 2001	$ $ $	44,250 169,167 143,750	$ $	— 26,000 75,000	60,000 — 152,500	$ $ $	181,838 6,285 180	(6) (6) (6)

(1)
Represents $4,790 contributed under First Horizon's 401(k) plan, $375 for group term life insurance, $2,354 for group health insurance, $399 for short term disability insurance and $7,106 for consultant fees for services rendered prior to becoming an employee.
(2)
Represents $4,700 and $4,281 contributed under First Horizon's 401(k) plan in 2001 and 2003, respectively, $180 and $375 for group term life insurance in 2001 and 2003, respectively, $2,035 for group health insurance in 2003, $399 for short term disability insurance in 2003 and $10,002 in consultant fees in 2003 for services rendered prior to becoming an employee.
(3)
Represents $5,861 contributed under First Horizon's 401(k) plan, $345 for group term life insurance, $4,037 for group health insurance, $684 for short term disability insurance and $2,567 for a company car.
(4)
Represents $5,250, $6,278 and $4,900 contributed under First Horizon's 401(k) plan in 2001, 2002 and 2003, respectively, $180, $285 and $267 for group term life insurance in 2001, 2002 and 2003, respectively, $3,546 for group health insurance in 2003, $285 for short term disability insurance in 2003, $1,172 for a company car in 2003, $271,500 for a severance payment in 2003, $12,813 for a transition payment in 2003, $12,478 for COBRA payments in 2003 and $6,500 for an auto allowance in 2003. Dr. Shah resigned from his position as a member and chairman of the Board of Directors and as an executive officer in May 2003.
(5)
Represents $1,695 contributed under First Horizon's 401(k) plan in 2003, $180, $285 and $84 for group term life insurance in 2001, 2002 and 2003, respectively, $1,009 for group health insurance in 2003, $171 for short term disability insurance in 2003, $1,166 for a company car in 2003, $175,750 for severance payment in 2003, $10,059 for COBRA payments in 2003 and $9,000 for an auto allowance in 2003. Mr. Venkataraman resigned from his position as an executive officer in March 2003.
(6)
Represents $6,000 and $1,196 contributed under First Horizon's 401(k) plan in 2002 and 2003, respectively, $180, $285 and $160 for group term life insurance in 2001, 2002 and 2003, respectively, $967 for group health insurance in 2003, $171 for short term disability insurance in 2003, $1,845 for a company car in 2003, $160,750 for a severance payment in 2003, $7,749 for COBRA payments in 2003 and $9,000 for an auto allowance in 2003. Mr. Offen resigned from his position as an executive officer in March 2003.

Stock Option Grants

        The following tables show for the year ended December 31, 2003, information regarding options granted to, exercised by, and held at year end by the Named Executive Officers.

        Amounts reported in the potential realizable value column below are hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, calculated by assuming that the underlying stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option (7 years). The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of the future common stock price.

Option Grants in Fiscal Year 2003

	Individual Grants
								Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted
		Percentage of Total Options Granted To Employees In Fiscal Year (1)
Name				Exercise Price Per Share		Expiration Date
								5%		10%
Patrick P. Fourteau	210,000 100,000 200,000 200,000	7.05 3.36 6.72 6.72	% % % %	$ $ $ $	2.515 3.80 10.47 11.455	5/16/2010 (2 7/17/2010 (3 11/17/2010 (2 12/22/2013 (3	) ) ) )	$ $ $ $	215,010 154,698 852,468 932,667	$ $ $ $	501,065 360,513 1,986,614 2,173,511
R. Brent Dixon	100,000 50,000 100,000	3.36 1.68 3.36	% % %	$ $ $	3.86 3.80 11.455	07/10/2010 (2 07/17/2010 (3 12/22/2013 (3	) ) )	$ $ $	157,141 77,349 466,334	$ $ $	366,205 180,256 1,086,755
Darrell Borne	7,500 80,000 40,000 80,000	0.25 2.69 1.34 2.69	% % % %	$ $ $ $	7.75 3.435 3.80 11.455	1/27/2010 (2 6/26/2010 (2 7/17/2010 (3 12/22/2013 (3	) ) ) )	$ $ $ $	23,663 111,871 61,879 373,067	$ $ $ $	55,144 260,707 144,205 869,404
Mahendra G. Shah, Ph.D.	100,000	3.36%			$7.75	1/27/2010 (2)			$315,503		$735,256
Balaji Venkataraman	75,000	2.52%			$7.75	1/27/2010 (2)			$236,627		$551,442
Christopher Offen	60,000	2.01%			$7.75	1/27/2010 (2)			$189,302		$441,153

(1)
In 2003, options to purchase a total of 2,977,725 shares of common stock were granted.
(2)
The stock option vests in 25% increments beginning on the first anniversary of the grant and on each anniversary thereafter.
(3)
The stock option vests on the fifth anniversary of the date of the grant, subject to early vesting based on First Horizon meeting certain performance based metrics.

        The following table sets forth information concerning the exercise of options during 2003 by each of First Horizon's Named Executive Officers and the number and value of unexercised options held by each of First Horizon's Named Executive Officers on December 31, 2003. The fair market value of First Horizon's common stock is based on a price of $11.45 per share which was the average of the high and low sale price on December 31, 2003 as reported on the Nasdaq National Market.

Aggregated Option Exercises in Fiscal 2003 and Year-End Option Values

			Number of Shares Underlying Unexercised Options at Year Ended December 31, 2003		Value of Unexercised in-the-Money Options at Year Ended December 31, 2003
Name	Shares Acquired Upon Exercise	Realized Value
			Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick P. Fourteau	—	$—	100,000	610,000	$765,000		$2,071,350
R. Brent Dixon	—	$—	50,000	200,000	$382,500		$758,500
Darrell Borne	—	$—	50,000	197,500	$366,050		$848,700
Mahendra G. Shah, Ph.D.	872,500	$5,879,230	491,400	—	$208,524		$—
Balaji Venkataraman	277,500	$375,752	—	—	$—	$
Christopher Offen	—	$—	—	—	$—		$—

EXECUTIVE OFFICERS' EMPLOYMENT AGREEMENTS

        On February 12, 2003, First Horizon entered into an employment agreement with Darrell Borne and amended and restated such agreement on June 12, 2003 and September 17, 2003. On May 16, 2003, First Horizon entered into an employment agreement with Patrick P. Fourteau and amended and restated such agreement on September 17, 2003. On September 25, 2003, First Horizon entered into an employment agreement with R. Brent Dixon. These employment agreements may be terminated by First Horizon with or without cause. The officers may terminate employment upon sixty days' written notice to First Horizon. Upon termination of Messrs. Borne, Dixon and Fourteau without cause, as defined in the agreements, or upon his death, respectively, each officer or his estate will be entitled to receive the officer's salary for twelve months following termination, a lump sum equal to 100% of the bonus the officer received the preceding calendar year, if any, continued health insurance coverage substantially equivalent to that provided to the officer prior to termination for a period of twelve months following termination, and all of the officer's unvested options will immediately vest and become exercisable.

        Upon termination by First Horizon for cause or termination by the officer, each officer or his estate will be entitled to receive all accrued but unpaid salary as of the date of termination.

        These employment agreements provided for minimum annual base salaries of $140,000 for Mr. Borne, $165,000 for Mr. Dixon and $209,000 for Mr. Fourteau. These employment agreements entitle each officer to receive a bonus not to exceed a certain percentage of his salary based upon criteria determined by the Compensation Committee. The Board of Directors retains the right to award additional compensation to each officer based on the officer's contributions to First Horizon.

        The agreements provide that in the event of termination within one year following a change of control, as defined in the agreements, all options become fully vested and immediately exercisable. The employment agreements restrict each officer from directly or indirectly performing services for a competing business substantially similar to those he performs for First Horizon during that officer's employment with First Horizon and for twelve months following termination of employment. A business is a competing business if it is engaged in the development, marketing or sale of prescription drug products, including generic and non-generic drug products, which are competitive with: (1) those products being marketed by First Horizon at the time of the executive's termination; or (2) those products that the executive was aware were under development by First Horizon and expected to be marketed within two years of the executive's termination.

        The employment agreements also restrict each officer from soliciting First Horizon's current suppliers, customers or clients with whom the executive dealt, or with whom anyone in the executive's direct chain of command dealt, on behalf of First Horizon within the year preceding the executive's termination of employment, for the purpose of purchasing drug products (or ingredients of drug products) or selling or marketing drug products, including generic and nongeneric drug products, which are competitive with: (1) those products being marketed by First Horizon at the time of the executive's termination; or (2) those products that the executive was aware were under development by First Horizon and expected to be marketed within two years of the executive's termination. These employment agreements incorporate a document which prohibits each officer from disclosing any of First Horizon's trade secrets, confidential information or ideas that the officer may have acquired or developed relating to First Horizon's business for five years following termination of employment.

        First Horizon entered into a separation agreement and mutual release with Messrs. Balaji Venkataraman and Christopher Offen on March 5, 2003 and with Dr. Mahendra G. Shah on May 19, 2003. Pursuant to the separation agreements, in addition to the provisions set forth in Dr. Shah's and Messrs. Venkataraman and Offen's employment agreements, First Horizon agreed to pay the severance amounts in Dr. Shah and Messrs. Venkataraman and Offen's employment agreements even though they resigned. In addition, First Horizon agreed to pay Mr. Venkataraman $75,000 and Mr. Offen $2,000 in addition to the severance payments due under their respective employment agreements. The agreement with Mr. Offen gives him the option to purchase the vehicle First Horizon had leased for him and the option to purchase business equipment previously provided by First Horizon. Also under these agreements, Messrs. Venkataraman and Offen had each agreed to provide at least eighty hours of consulting services to First Horizon between the date of the agreements and April 30, 2003. The agreement with Dr. Shah provides that Dr. Shah will perform consulting services for up to forty hours per month for a period of six months in consideration for $12,500 plus travel expenses.

        Notwithstanding anything to the contrary set forth in any of First Horizon's filings under the Securities Act or the Exchange Act that might incorporate other First Horizon filings, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors currently administers First Horizon's executive compensation program. The members of the Compensation Committee who determined salary for 2003 were Pierre Lapalme, Jon S. Saxe and Patrick J. Zenner. The members of the Compensation Committee who determined bonus compensation for 2003 were Pierre Lapalme, Jon S. Saxe and Patrick J. Zenner.

General Compensation Philosophy

        First Horizon maintains a Compensation Committee that is responsible for designing, evaluating and recommending executive salaries and incentive compensation plans, policies and programs of First Horizon, including but not limited to, annual and long-term incentive plans, and administering First Horizon's 2002 Stock Plan, the Employee Stock Purchase Plan and certain plans in which executives do not participate. First Horizon's compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables First Horizon to attract, motivate, reward and retain key executives and employees. Accordingly, each executive officer's compensation package may, in one or more years, be comprised of the following three elements:

  •
  base salary that is designed primarily to be competitive with base salary levels in effect at similar companies and companies with which First Horizon competes for executive personnel;

  •
  annual variable performance awards, such as bonuses, payable in cash and tied to the achievement of performance goals, financial or otherwise; and

  •
  long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and First Horizon's stockholders.

Executive Compensation

        Base Salary.    Salaries for executive officers for 2003 were determined by the Compensation Committee on an individual basis by evaluating First Horizon's performance and each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

        Annual Incentive Awards.    First Horizon revised its management incentive plan in 2003. The Compensation Committee considered several factors in determining bonuses for 2003 including:

  •
  the position held by the executive to whom the bonus was paid;

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  total compensation paid by comparable companies to similarly situated executives;

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  the performance of the executive; and

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  the development of First Horizon as measured by our growth in revenues, increases in doctors prescribing our products and increases in the number of sales representatives.

        Long-Term Incentive Awards.    The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of First Horizon's stockholders and encourages executive officers to remain in First Horizon's employ. In 2003, the Compensation Committee granted stock options in accordance with the 2002 Stock Plan. During 2003, stock options were granted to First Horizon's executive officers as incentives to aid in the retention of these executive officers and to align their interests with those of the stockholders. The number of shares subject to each stock option granted is within the discretion of the Compensation Committee and is based on anticipated future contribution and ability to impact First Horizon's results, past performance and evaluation of other compensation. The stock options granted in 2003 become exercisable either (i) over a four-year period or (ii) at the earlier of the fifth anniversary of the grant date or the meeting of certain performance based metrics. The stock options were granted at an exercise price equal to the fair market value of First Horizon's common stock on the date of grant.

Chief Executive Officer Compensation

        During 2003, Mahendra G. Shah, Ph.D. served as Chief Executive Officer until May 19, 2003. Dr. Shah received a salary in 2003 of $112,500, prorated through May 19, 2003 based on a base salary of $300,000. His salary was based upon his previous service to First Horizon, upon salaries paid to chief executive officers of comparable pharmaceutical companies and on his performance during 2002. Dr. Shah did not receive a bonus in 2003 but did receive a severance package pursuant to the terms of his employment and separation agreement. Dr. Shah was granted options for 100,000 shares in 2003.

        On November 18, 2003, Patrick P. Fourteau was appointed as our Chief Executive Officer. Mr. Fourteau received a salary in 2003 of $130,625, prorated based on a base salary of $209,000 and including salary earned prior to his appointment as our Chief Executive Officer. His salary was based upon his previous service to First Horizon as our Chief Operating Officer and President, upon salaries paid to chief executive officers of comparable pharmaceutical companies and upon the salary of Mr. Shah. Mr. Fourteau received a bonus for 2003 of $70,000. His bonus was based upon his performance and leadership in 2003 as Chief Operating Officer and as Chief Executive Officer. Mr. Fourteau was granted options to purchase 710,000 shares in 2003.

Pierre Lapalme, Compensation Committee Chairman Jon S. Saxe, Compensation Committee Member Patrick J. Zenner, Compensation Committee Member

STOCK PRICE PERFORMANCE GRAPH

        Set forth below is a line-graph presentation comparing the cumulative stockholder return on First Horizon's common stock against cumulative total returns of The Nasdaq Stock Market and the Nasdaq Pharmaceutical Index. The performance graph shows total return on investment for the period beginning May 31, 2000 when First Horizon's common stock began trading on the Nasdaq National Market and ending December 31, 2003. The stockholder return shown on the graph below is not necessarily indicative of future performance, and First Horizon will not make or endorse any predictions as to future stockholder returns.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
AMONG FIRST HORIZON PHARMACEUTICAL CORPORATION,
NASDAQ MARKET INDEX AND NASDAQ PHARMACEUTICAL

ASSUMES $100 INVESTED ON MAY 31, 2000
FISCAL YEAR ENDING DEC. 31, 2003

VALUE OF $100 INVESTED ON MAY 31, 2000 AT:

	5/00	12/00	12/01	12/02	12/03
FIRST HORIZON PHARMACEUTICAL CORPORATION	100.00	256.26	367.38	93.48	210.83
NASDAQ STOCK MARKET (U.S.)	100.00	72.61	57.60	39.82	59.39
NASDAQ PHARMACEUTICAL INDEX	100.00	118.11	100.66	65.04	88.49

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Collaboration Agreement

        In 1998, First Horizon entered into a Collaboration Agreement with Inpharmakon Corporation under which it acquired rights to the proprietary information for First Horizon's migraine product FHPC 01 currently under development. Under the Agreement, First Horizon must develop a workable once-a-day formulation for the drug, conduct clinical trials, file for and obtain regulatory approval, and begin commercial sales of the product within prescribed times. If First Horizon does not reach specified milestones on a timely basis, Inpharmakon may terminate the Agreement. In the event that Inpharmakon terminates the Agreement, the rights to develop FHPC 01 will revert back to Inpharmakon who will, under certain circumstances, be free to develop and market the product using the once-a-day formulation and the data from clinical trials and all other information acquired or developed by First Horizon in connection with its development efforts. In addition to the fees that First Horizon has previously paid to Inpharmakon under the agreement, First Horizon must also pay Inpharmakon up to an aggregate of $550,000 within thirty days after approval of a new drug application. In the event of commercial sales of the product, First Horizon must pay royalties at rates which First Horizon believes are within industry customary ranges. If First Horizon elects to sell the business opportunity to a third party, First Horizon must share the proceeds of the sale with Inpharmakon. The John N. Kapoor, Ph.D. Trust owns 50% of the shares of Inpharmakon Corporation. In addition, Dr. Shah was Chairman of Inpharmakon Corporation through December 2000 and, as of the last date for which First Horizon had access to such information, owns options to purchase 25,000 shares of Inpharmakon.

        The other owner of Inpharmakon has previously sought to renegotiate some of the terms of this Agreement based on disputes concerning First Horizon's achievement of milestones. In May 2000, First Horizon entered into an amendment of this Collaboration Agreement in which both parties released each other from any previous claims or disputes under the Agreement. The amendment deleted provisions permitting Inpharmakon to terminate the Agreement if First Horizon does not initiate clinical trials within a specified time period after completing a clinical biostudy on First Horizon's migraine product under development or if First Horizon does not file an NDA within a specified time period after completing clinical trials.

        Pursuant to this Agreement and its amendment described above, First Horizon made no payments to Inpharmakon in 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires First Horizon's executive officers, directors and 10% stockholders to file reports regarding their initial ownership of First Horizon's common stock and changes in ownership with the SEC and the Nasdaq Stock Market. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish First Horizon with copies of all Forms 3, 4 and 5 and any amendments thereto filed with the SEC or a written representation that the person is not required to file a Form 5. Based solely on its review of copies of such documents, First Horizon believes that with respect to 2003, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with other than the following: the Form 4 filed on May 27, 2003 reporting an option grant to Mr. Fourteau on May 16, 2003 was filed late.

PROPOSAL II
APPROVAL OF
THE AMENDMENT AND RESTATEMENT
OF THE FIRST HORIZON 2002 STOCK PLAN AND
RESERVATION OF ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

        The persons named in the enclosed proxy card will vote to approve the amendment and restatement of the First Horizon 2002 Stock Plan unless instructed otherwise in the proxy. The proposal will only be approved by a majority of the votes cast. Shares represented by proxies which are marked "abstain" will have the same effect as a vote "against" this matter.

        Subject to stockholder approval, the Board of Directors of First Horizon has approved the amendment and restatement of the First Horizon Pharmaceutical Corporation 2002 Stock Plan (the 2002 Stock Plan) to (a) reserve an additional 1,500,000 shares of common stock for issuance thereunder, (b) increase the number of shares of common stock available for grants of incentive stock options thereunder, (c) limit to 350,000 the annual increase in shares of common stock available for issuance thereunder, (d) permit grants of incentive stock options to all employees, (e) provide certain performance objectives pursuant to which awards under the 2002 Stock Plan may be subject to qualify them as "performance-based" for purposes of the $1 million limit on deductible compensation, (f) add a modified cut-back provision, pursuant to which awards under the 2002 Stock Plan that otherwise would be subject to the excise tax on excess parachute payments will be reduced if such reduction would provide the participant with a greater after-tax benefit than the participant would receive without such reduction and (g) make such other changes to the 2002 Stock Plan as the Board has determined appropriate, including changes to comply with recent legislation and regulations regarding incentive stock options and securities laws, as set forth in the amended and restated 2002 Stock Plan attached hereto.

        A summary of the amendment and restatement of the First Horizon 2002 Stock Plan is set forth below.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL AND RATIFICATION OF THE AMENDMENT AND RESTATEMENT OF THE FIRST HORIZON PHARMACEUTICAL CORPORATION 2002 STOCK PLAN AS DESCRIBED IN THIS PROXY STATEMENT, INCLUDING IN ORDER TO (A) RESERVE AN ADDITIONAL 1,500,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER, (B) INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANTS OF INCENTIVE STOCK OPTIONS THEREUNDER, (C) LIMIT TO 350,000 THE ANNUAL INCREASE IN AVAILABLE SHARES PREVIOUSLY PERMITTED THEREUNDER, (D) PERMIT GRANTS OF INCENTIVE STOCK OPTIONS TO ALL EMPLOYEES, (E) PROVIDE CERTAIN PERFORMANCE OBJECTIVES PURSUANT TO WHICH AWARDS UNDER THE 2002 STOCK PLAN MAY BE SUBJECT TO QUALIFY AS PERFORMANCE-BASED, (F) ADD A MODIFIED CUT-BACK PROVISION TO MITIGATE EXCISE TAXES ON THE PARTICIPANT AND MAXIMIZE DEDUCTIBILITY OF THE COMPENSATION AND (G) MAKE SUCH OTHER CHANGES AS ARE SET FORTH THEREIN.

SUMMARY OF THE PLAN

        The general purpose of the 2002 Stock Plan is to (a) permit First Horizon and its subsidiaries to attract and retain officers, directors, employees, advisors and consultants; (b) motivate such individuals who are selected to participate in the 2002 Stock Plan by means of appropriate incentives to achieve long-range goals; and (c) further identify such individuals' interests with those of the stockholders of First Horizon through compensation that is based on First Horizon's common stock to promote the long-term financial interests of First Horizon. Incentive stock options ("ISOs"), nonqualified stock options

("NQOs") and bonuses of common stock ("Stock Awards") may be granted and shares of common stock may be sold under the 2002 Stock Plan. ISOs, NQOs, Stock Awards and sales of common stock under the 2002 Stock Plan are collectively referred to herein as "Awards". Each Award under the 2002 Stock Plan is governed by a separate written agreement between First Horizon and the individual to whom the Award is granted or sold (the "Participant") which agreement specifies the terms and conditions of the Award. The 2002 Stock Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be and is not qualified like a retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

        The Compensation Committee of the Board of Directors administers the 2002 Stock Plan on behalf of First Horizon, although the Compensation Committee generally may delegate its powers and responsibilities under the 2002 Stock Plan. Participation in the 2002 Stock Plan is limited to any officer, director, employee, advisor or consultant of First Horizon or any subsidiary whom the Compensation Committee in its sole discretion determines should receive an Award. Notwithstanding the foregoing, under the current 2002 Stock Plan, an ISO may only be granted to a full-time employee of First Horizon or any subsidiary.

        Currently, the maximum number of shares of common stock that may be issued pursuant to the 2002 Stock Plan is (a) seven percent (7%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year of First Horizon (as such number is determined by First Horizon to calculate the fully-diluted earnings per share of such preceding year) reduced by (b) the number of shares of common stock for which grants of Awards previously were made, subject to certain adjustments. Currently, 1,000,000 of such shares may be issued pursuant to ISOs, subject to certain adjustments. No individual may be granted, in any calendar year, aggregate Awards covering more than 750,000 shares of common stock, subject to certain adjustments. Shares of common stock subject to an Award that are not issued because of the expiration or termination of the Award are again available for issuance.

        The Compensation Committee will designate each individual to whom an Award is to be granted, will specify the number of shares of common stock covered by such Award, and will set the other terms and conditions of the Award (not inconsistent with the 2002 Stock Plan), including the time or times when the Award will become exercisable or vested. The Compensation Committee may delegate its responsibilities with respect to non-executive employees to management. No Awards may be granted after May 24, 2012, which is ten (10) years after the original effective date of the 2002 Stock Plan.

SUMMARY OF CHANGES TO THE PLAN

        The following summary of the changes to the 2002 Stock Plan is qualified in its entirety by the specific language of the 2002 Stock Plan, as proposed to be amended and restated, a copy of which is attached hereto as Appendix B.

  GENERAL

        The 2002 Stock Plan, as amended and restated, changes the number of shares of common stock available for issuance thereunder, changes the class of employees eligible to receive ISOs, and adds specific performance objectives to which Awards may be subject. Additionally, the 2002 Stock Plan, as amended and restated, clarifies certain other provisions of the 2002 Stock Plan and makes certain other changes thereto to conform to new legislation and regulations addressing incentive stock options and securities laws.

  CHANGE IN SHARES SUBJECT TO PLAN

        The Board of Directors has determined that it is in First Horizon's best interest to increase the number of shares of common stock available for issuance under the 2002 Stock Plan in order to have additional available shares for use to attract and retain qualified officers, employees, directors, advisors and consultants in the future. As of January 1, 2004, 303,906 shares of common stock are available for issuance of Awards, which is 2,362,473 shares of common stock (seven percent (7%) of the outstanding stock as of the immediately preceding fiscal year on a fully diluted basis) less the number of shares of common stock for which Awards previously have been granted but have not yet been exercised or become vested, which is 2,058,567 shares. Subject to stockholder approval, an additional 1,500,000 shares of common stock will be reserved for issuance under the 2002 Stock Plan, as amended and restated, so that an aggregate of 1,754,556 shares of common stock will be available immediately for Awards, which is 3,862,473 shares of common stock less the number of shares for which outstanding Awards previously have been granted to date (which is 2,107,917 shares). Additionally, all of the shares of common stock available for issuance under the Plan now may be issued pursuant to Options including ISOs.

        The Board of Directors also has determined that it is in First Horizon's best interest to limit the amount by which the number of shares of common stock available for issuance under the 2002 Stock Plan can be increased from year to year. As described above, currently the number of shares available for issuance under the 2002 Stock Plan may increase each year by seven percent (7%) of any increase in the outstanding common stock as of the last day of the preceding fiscal year (determined on a fully diluted basis). There is no cap on the increase in shares which may become available each year. First Horizon desires to impose an annual cap on the increase in the available shares. Therefore, under the 2002 Stock Plan, as amended and restated, the number of shares available for issuance under the 2002 Stock Plan shall be increased at the beginning of each calendar year beginning on January 1, 2005 and ending on January 1, 2012 by the lesser of (a) 350,000 shares or (b) the amount by which seven percent (7%) of the outstanding shares of common stock on the last day of the preceding calendar year (as such number is determined by First Horizon to calculate the fully-diluted earnings per share of such preceding year) plus 1,500,000 shares, exceeds the number of shares available in the immediately preceding calendar year (in either event before reduction for previously granted Awards).

        As described above, the 2002 Stock Plan currently provides that any shares of common stock subject to an Award that are not issued because of the expiration or termination of the Award are again available for issuance. Under the 2002 Stock Plan, as amended and restated, if an Award granted to a Participant in a calendar year is cancelled, then shares of common stock subject to such cancelled Award shall continue to be counted against the 750,000 limit on the Awards that may be granted to such Participant during the calendar year as well as any common stock pursuant to any Award issued in replacement of such cancelled Award.

        If First Horizon effects one or more stock dividends, stock splits, subdivisions or consolidations of shares of common stock or other similar subdivisions or consolidations of shares of common stock or other similar changes in capitalization, the maximum number of shares of common stock that may be issued pursuant to the 2002 Stock Plan and the per year limits on the number of Awards that can be granted to any individual in any calendar year will be adjusted proportionately. Additionally, in that event the terms of outstanding Awards also will be adjusted as the Compensation Committee determines is equitably required to prevent any enlargement or dilution of any Participant's rights.

  CHANGE IN INDIVIDUALS ELIGIBLE TO RECEIVE ISOS

        As described above, only full-time employees of First Horizon or any subsidiary currently are permitted to receive grants of ISOs. The Code and related treasury regulations governing ISOs permit the grant of ISOs to any individual who is an employee, regardless of whether such individual is a part-time or full-time employee. Given that the Compensation Committee ultimately decides which eligible individuals will receive grants of ISOs under the 2002 Stock Plan, the 2002 Stock Plan, as amended and restated, provides maximum flexibility by allowing grants of ISOs to all employees.

  ADDITION OF PERFORMANCE OBJECTIVES

        In order to allow First Horizon maximum flexibility in granting Awards and to ensure deductibility of grants to certain officers under Section 162(m) of the Code, the 2002 Stock Plan, as amended and restated, now includes specific performance objectives that the Compensation Committee may use to determine exercisability of options or vesting of Stock Awards or sales of common stock. To the extent the exercisability or vesting of an Award is contingent on a Participant's attainment of any performance objectives, such Award generally will become exercisable or vested, as applicable, only to the extent the Compensation Committee certifies in writing that such performance objectives have been attained. To the extent provided in an applicable agreement, an Award whose exercisability or vesting is contingent on a Participant's attainment of any performance objectives may become exercisable or vested, as applicable, upon the Participant's termination of employment other than for cause, resignation for good reason, death or disability prior to the attainment of the performance objectives.

        The performance objectives may be based on one or more of First Horizon's, any subsidiary's or any division's (a) gross, operating or net earnings or revenues before or after taxes, (b) return on equity, (c) return on capital, (d) return on sales, (e) return on assets or net assets, (f) earnings per share (whether or not fully diluted), (g) cash flow per share, (h) book value per share, (i) costs, (j) sales, (k) volume, (l) cash flow (as the Compensation Committee may define such term), (m) fair market value of First Horizon or any subsidiary or shares of stock of First Horizon or stock of any subsidiary, (n) share price or total stockholder return, (o) market share, (p) market value, (q) productivity, (r) level of expenses, (s) quality, (t) safety, (u) customer satisfaction, (v) peer group comparisons of any of the aforementioned performance objectives, (w) earnings before interest, taxes, depreciation and amortization ("EBITDA") (whether normalized or not, including or excluding extraordinary items and subject to such other variations as First Horizon may report to creditors or stockholders), (x) inventory or (y) except for grants or sales to certain executive officers (unless the Compensation Committee specifically determines otherwise), any other criteria that the Compensation Committee determines. All such performance objectives shall be determined, if applicable, pursuant to generally accepted accounting principles consistently applied. The foregoing criteria can be based on the performance of the Participant, First Horizon or any subsidiary, First Horizon and its subsidiaries as a whole, or a business unit or other division or product line of First Horizon or any subsidiary. Performance objectives may be provided in absolute terms or in relation to peer groups. The peer groups will be determined by the Compensation Committee in its sole discretion. The outcome of the performance objectives must be substantially uncertain at the time the Compensation Committee actually establishes the performance objectives. In the event First Horizon or any subsidiary makes an acquisition or divestiture or other fundamental change in its business or capital structure that is material to First Horizon or its subsidiary taken as a whole, the Compensation Committee in good faith shall properly revise the performance objectives set forth herein to reflect such developments to provide fairly and equitably the benefits of the 2002 Stock Plan and to prevent any enlargement or dilution of the Participant's rights thereunder.

        Additionally, the Compensation Committee may continue to prescribe that an Award may be exercised or vested only to the extent the Participant completes a specified period of employment or service with First Horizon or any subsidiary; however, such condition does not qualify as performance-based criteria under Section 162(m) of the Code.

  ADDITION OF 280G MODIFIED CUTBACK

        Under the 2002 Stock Plan, as amended and restated, if any option, Stock Award or sale of common stock under the 2002 Stock Plan, alone or with any other payment to a Participant, would result in an excess parachute payment subjecting the Participant to an excise tax under Section 4999 of the Code or any similar state or local law, or any interest or penalties with respect to such tax, the option, common stock or other amount payable or to be provided under the 2002 Stock Plan will be reduced if, and only to the extent that, such reduction will allow the Participant to receive a greater amount than the Participant would receive absent such reduction, determined on an after-tax basis (taking into account all state, local and federal income taxes and any applicable excise taxes). This provision will not apply to any Participant who has an agreement with First Horizon or any subsidiary pursuant to which First Horizon or the subsidiary, as applicable, agrees to indemnify or gross-up the Participant against any liability the Participant may incur under Section 4999 of the Code.

  OTHER CHANGES

  Administration

        As described above, the Compensation Committee generally may delegate its powers and responsibilities under the 2002 Stock Plan. The 2002 Stock Plan, as amended and restated, clarifies that, unless the Board of Directors determines otherwise, the Compensation Committee shall not delegate any portion of its powers and responsibilities to any other person or persons with respect to grants to (i) any officer, director or ten percent (10%) beneficial owner of any class of First Horizon's equity securities that are registered pursuant to Section 12 of the Exchange Act, as more fully described under Section 16 of the Exchange Act or (ii) the chief executive officer of First Horizon or person acting in such capacity, any of the four highest compensated officers of First Horizon other than the chief executive officer or any person who is otherwise one of the group of covered employees, as defined in treasury regulations promulgated under Section 162(m) of the Code.

  Minimum Exercise Price for NQOs

        The 2002 Stock Plan, as amended and restated, establishes a minimum exercise price for NQOs. The exercise price payable pursuant to NQO's shall not be less than twenty-five percent (25%) of the fair market value of a share of common stock on the date of grant of the NQO. Additionally, as the Compensation Committee deems necessary in order to preserve maximum deductibility of grants to certain executive officers (as described in the preceding paragraph) under Section 162(m) of the Code, then with respect to NQO grants to such executive officers, the exercise price per share shall not be less than one-hundred percent (100%) of the fair market value of a share of common stock on the date of grant of the NQO, unless the exercisability of the NQO with respect to shares of common stock for which the exercise price is less than such amount is subject to performance objectives that enable such NQO to qualify as "performance-based compensation" under treasury regulations promulgated under Section 162(m) of the Code.

  Vesting of Stock Awards and Stock Sales

        The 2002 Stock Plan, as amended and restated, establishes that any common stock subject to a Stock Award or stock sale under the 2002 Stock Plan shall become vested, if at all, within 10 years from the date of grant or sale and generally shall be nontransferable until it is vested. The 2002 Stock Plan, as amended and restated, also provides that a Participant will have the right to vote shares of common stock subject to a Stock Award or stock sale, even if such common stock has not yet become vested.

  Change in Control

        Currently, in the event of a "Change in Control" (as defined in the 2002 Stock Plan), all outstanding Awards will become vested and exercisable. The 2002 Stock Plan, as amended and restated, makes several changes to the provisions dealing with the impact of a Change in Control. First, the 2002 Stock Plan, as amended and restated, clarifies that all outstanding Awards will become vested and exercisable on a Change in Control only if the Participant is still employed by or providing services to First Horizon or any subsidiary at such time. Second, the definition of a Change in Control has been clarified to provide that there shall not be a Change in Control in connection with any acquisition of voting securities representing 20% or more of the combined voting power of First Horizon's then outstanding securities to the extent such acquisition occurs by direct purchase of shares from First Horizon or pursuant to any action or transaction or series of related actions or transactions approved in advance by the Board of Directors. Third, the 2002 Stock Plan currently provides that a Change in Control includes any event in which a majority of directors of First Horizon cease to be directors at any time during a calendar year. The 2002 Stock Plan, as amended and restated, clarifies this provision by providing that a Change in Control occurs with respect to a change in the Board only if during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with First Horizon to effect any other Change in Control) whose election by the Board or nomination for election by First Horizon stockholders was approved by a vote of a majority of the directors then still in office who either (a) were directors at the beginning of such period or (b) were so elected or nominated with such approval, cease for any reason to constitute at least a majority of the Board of Directors. Fourth, notwithstanding any other provision of the Plan, a Change in Control shall not include any acquisition of securities representing 20% or more of the combined voting power of First Horizon's then outstanding securities if such person owns 20% or more of the combined voting power of First Horizon's then outstanding voting securities at the time of this amendment and restatement of the Plan, provided such person does not thereafter acquire in the aggregate more than an additional 2% of the then outstanding voting securities of First Horizon. Fifth, a Change in Control also includes a transfer of substantially all of First Horizon's assets to another entity which is not 80% or more owned by First Horizon.

        Sixth, the 2002 Stock Plan, as amended and restated, permits First Horizon to terminate certain Awards in the event of a Change in Control. In the event of or in anticipation of a Change in Control, the Compensation Committee in its discretion (a) may declare that outstanding options under the 2002 Stock Plan, whether or not then exercisable, shall terminate as of a date before or on the date of the Change in Control without any payment to the holder of the option, provided the Compensation Committee gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding options at least 15 days before such termination date to the extent then exercisable or (b) may terminate before or on the date of the Change in Control outstanding options previously granted under the 2002 Stock Plan, whether or not then exercisable, in consideration of payment to the holder of the option, with respect to each share of common stock to which the option is then exercisable, of the excess, if any, of the fair market value on such date of the common stock subject to the then exercisable portion of the option over the option price. The payment described in (b) above may be made in any manner the Compensation Committee determines, including in cash, voting stock or other property. The Compensation Committee may take the actions described in (a) or (b) above with respect to options that are not then exercisable whether or not the Participant can exercise such options or will receive any payment therefor. Additionally, in the event of or in anticipation of a Change in Control, the Compensation Committee in its discretion may terminate as of a date before or on the date of the Change in Control outstanding shares of common stock granted pursuant to a Stock Award or stock sale under the 2002 Stock Plan that are not then vested without any payment to the holder of such common stock.

        All Awards shall become vested and exercisable immediately before termination of the Award as described above. The Compensation Committee in its discretion may take the actions described in the preceding paragraph contingent on consummation of the Change in Control and with respect to some or all outstanding options, whether or not then exercisable, or with respect to some or all outstanding shares of Stock acquired under the 2002 Stock Plan or on an option-by-option basis or share-by-share basis, which actions need not be uniform with respect to all outstanding options or shares of Stock. However, no option or Stock Award or sale shall be terminated to the extent that written provision is made for its assumption, continuance or substitution by a successor employer or its parent or subsidiary in connection with the Change in Control.

  Effect of Shareholder Approval

        The 2002 Stock Plan, as amended and restated, shall become effective as of the date the stockholders approve it. If the stockholders of First Horizon do not approve the 2002 Stock Plan, as amended and restated, then the 2002 Stock Plan as in effect prior to the amendment and restatement shall continue. Notwithstanding the foregoing, Awards made under the Plan prior to the approval by the shareholders of the amended and restated Plan shall continue to be governed by the terms of the Plan prior to its amendment and restatement.

Summary of United States Federal Tax Consequences

        The following is a general summary of certain federal income tax consequences regarding Awards under the 2002 Stock Plan. Since the following is a summary, it may not address all matters that are relevant to the reader. Furthermore, this summary does not address state, local or foreign tax consequences. Participants should consult with their personal tax advisors regarding the tax consequences of any particular Award.

  PERFORMANCE-BASED COMPENSATION

        The deduction for a publicly held corporation for otherwise deductible compensation to a "covered employee" generally is limited to $1 million per year. An individual is a "covered employee" if he or she is the chief executive officer (or other person acting in such capacity) or one of the four highest compensated officers for the year (other than the chief executive officer). Subject to certain exceptions, this $1 million limit applies to all compensation to the covered employee for services, including without limitation any cash or compensation attributable to stock options, stock bonuses or other stock awards. The $1 million limit does not apply to compensation payable solely because the covered employee attains performance objectives that meet certain requirements set forth in Section 162(m) of the Code and treasury regulations thereunder. Compensation is considered performance-based only if (a) it is paid solely because the covered employee has attained one or more performance objectives, (b) a committee consisting solely of two or more outside directors sets the performance objectives, (c) before payment, stockholders approve the terms under which the compensation is to be paid, including the performance objectives, and (d) before payment, the committee certifies in writing that the performance objectives and any other material terms have been met.

        Stock options with an exercise price equal to or greater than the fair market value of the underlying stock on the date of grant generally are considered performance-based, even if the grant, vesting or exercisability of such options is not conditioned on the attainment of specified performance objectives provided the plan under which such awards are granted contains a maximum number of shares with respect to which awards may be granted in any specified time period. However, stock options with an exercise price that is less than the fair market value of the underlying stock on the date of grant are not considered performance-based compensation unless the grant, vesting or exercisability of the options are conditioned on the attainment of specified performance objectives. The addition of performance objectives in the 2002 Stock Plan, as amended and restated, and certain other changes as described above, are intended to permit Awards under the 2002 Stock Plan to qualify as performance-based compensation and be fully deductible.

  PARACHUTE PAYMENTS

        Payments of compensation to an employee or independent contractor who also is an officer, shareholder or highly-compensated individual of a corporation (a "disqualified individual") that are contingent on a change in control and that exceed three times the disqualified individual's "base amount" are considered parachute payments under Section 280G(b)(2) of the Code. A disqualified individual's base amount generally is his or her average annual compensation that was includible in gross income over the five taxable years immediately preceding the date of the change in control. Parachute payments in excess of the disqualified individual's base amount are excess parachute payments. The Participant in that case is subject to a non-deductible 20% excise tax on any such excess parachute payment, and First Horizon or the subsidiary that employs the Participant is not entitled to a deduction for such excess parachute payment.

        In order to minimize the impact of parachute payments, the 2002 Stock Plan, as amended and restated, allows First Horizon to reduce any option, Stock or other amount payable or to be provided under the 2002 Stock Plan if such option, common stock or other payment would result in a parachute payment, if, and only to the extent that, such reduction will allow the Participant to receive a greater amount than the Participant would receive absent such reduction, determined on an after-tax basis (taking into account all state, local and federal income taxes and any applicable excise taxes). Such reduction does not apply where First Horizon and the Participant has entered into an agreement under which First Horizon has agreed to indemnify or gross-up the Participant for any excise taxes relating to parachute payments.

TRANSACTION OF OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

FUTURE STOCKHOLDER PROPOSALS

        Proposals by stockholders intended to be presented at First Horizon's 2005 Annual Meeting of Stockholders must be received by First Horizon at its Corporate Headquarters no later than December 6, 2004, in order to be included in First Horizon's 2005 Proxy Statement. However, in the event that the date of First Horizon's 2005 Annual Meeting is changed by more than 30 days from this year's Annual Meeting, then proposals must be received within the period of time specified in First Horizon's Amended and Restated Bylaws.

        First Horizon's Amended and Restated Bylaws require that in order for stockholders to nominate directors or bring matters before an Annual Meeting, stockholders must provide notice to First Horizon's Corporate Headquarters no later than 90 calendar days and no earlier than 130 calendar days prior to the anniversary date of this year's Annual Meeting. In the event that the date of First Horizon's 2005 Annual Meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after the anniversary date of this year's Annual Meeting, stockholders must provide such notice no later than the later of 90 days prior to the 2005 Annual Meeting or the tenth day following the day on which the notice of the date of the 2005 Annual Meeting was mailed or disclosed by First Horizon. First Horizon's Amended and Restated Bylaws specify the procedures and notice requirements for submitting proposals.

BENEFICIAL OWNERS

        Unless we have received contrary instructions, First Horizon may send a single copy of its annual report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if First Horizon believes the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at your household and helps to reduce First Horizon's expenses.

        If you would like to receive your own set of First Horizon's annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of First Horizon's annual disclosure documents, follow these instructions.

        If your shares are registered in your own name, please contact First Horizon at its executive offices at 6195 Shiloh Road, Alpharetta, Georgia 30005, Attention: Secretary or its Investor Relations Department at (770) 442-9707 to inform us of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

        Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

        Upon The Written Request Of Any Record Or Beneficial Owner Of Common Stock Of First Horizon Whose Proxy Was Solicited In Connection With The 2004 Annual Meeting Of Stockholders, First Horizon Will Furnish Such Owner, Without Charge, A Copy Of Its Annual Report On Form 10-K Without Exhibits For Its Fiscal Year Ended December 31, 2003. Request For A Copy Of Such Annual Report On Form 10-K Should Be Addressed To Sylvia Bedgood, Executive Assistant, First Horizon Pharmaceutical Corporation, 6195 Shiloh Road, Alpharetta, Georgia 30005.

        It Is Important That Proxies Be Returned Promptly. Stockholders Who Do Not Expect To Attend The Meeting In Person Are Urged To Sign, Complete, Date And Return The Proxy Card In The Enclosed Envelope, To Which No Postage Need Be Affixed, Or Vote By Telephone or Via The Internet.

By Order of the Board of Directors

John N. Kapoor, Ph.D. Chairman of the Board

April 9, 2004

Appendix A

AUDIT COMMITTEE CHARTER
OF
FIRST HORIZON PHARMACEUTICAL CORPORATION

March 1, 2004

I.     CHARTER

        This document shall be the official governing charter ("Charter") of the Audit Committee (the "Committee") of the Board of Directors of First Horizon Pharmaceutical Corporation, a Delaware corporation (the "Company"), adopted as of March 1, 2004. This Charter hereby replaces and supersedes all former Charters. Definitions of certain terms used in this Charter are included in the definitions section herein.

II.    PURPOSE

        The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by maintaining a committee of independent directors for the purposes described in this Charter. The Committee's primary focus shall involve oversight of the quality and integrity of the Company's accounting and financial reporting processes. The Committee's functions may not be limited to accounting and financial matters. The Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to review the financial statements and management's discussion and analysis of financial condition and results of operations contained in the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

  •
  Review and appraise the audit efforts of the Company's independent auditors.

  •
  Provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

  •
  Pre-approve all audit and permissible non-audit services to be performed for the Company by its independent auditors.

  •
  Appoint, compensate, oversee and, if applicable, replace the independent auditors which audit the Company's financial statements.

        The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.

        The Company shall provide the Committee with unrestricted access to all internal and external information available to the Company to facilitate the Committee's fulfillment of its functions and purpose. The Committee does not provide special assurances on the Company's financial statements, financial reporting or internal controls, but rather serves as one among other means to promote the quality and integrity of the Company's financial statements, financial reporting and internal controls.

III.  COMPOSITION

        The Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be qualified to be a member of the Committee under the National Association of Securities Dealers, Inc. ("NASD") Listing Standards for Nasdaq-listed companies and the applicable rules promulgated by the Securities and Exchange Commission, subject to the permissible exceptions provided by the NASD Listing Standards for Nasdaq-listed companies. In furtherance thereof, each member of the Committee shall be "independent" within the meaning of the NASD Listing

1

Standards for Nasdaq-listed companies and the rules and regulations promulgated by the Securities and Exchange Commission, subject to the permissible exceptions provided by the NASD Listing Standards for Nasdaq-listed companies. In addition, each member shall (1) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time in the past three years, and (2) be able to read and understand fundamental financial statements, including the balance sheets, income statements and cash flow statements of the Company. The Board of Directors shall also appoint at least one member who is an "audit committee financial expert."

        Upon recommendation by the Nominating/Corporate Governance Committee, the members of the Committee shall be elected by the Board of Directors and shall serve until replaced or removed by the Board of Directors from time to time at its discretion. Unless a chairperson is elected by the full Board of Directors, the members of the Committee may designate a chairperson by majority vote of the full Committee membership.

        The Committee may form and delegate authority to subcommittees when appropriate and permitted by applicable law.

IV.    MEETINGS

        The Committee shall meet formally at least four times a year or as more frequently as the discharge of its responsibilities shall require. The chairperson or a majority of the members of the Committee may call meetings of the Committee upon reasonable notice to all members of the Committee. The Committee shall meet at such times and places as shall be determined by the chairperson or a majority of the members of the Committee, as the case may be. At each meeting of the Committee, a majority of the members shall constitute a quorum, and a majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. When present, the chairperson will preside at all meetings of the Committee. The Committee may meet in person or by telephonic, video conference or other communications equipment by means of which each of the participating members can simultaneously hear each other, and may take actions by unanimous written consent or electronic transmission of all the members of the Committee.

        The Committee shall also meet in person or by telephonic, video conference or other communications equipments by means of which each of the participating members can simultaneously hear each other, with the Company's management and its independent auditors, to review and make inquiries regarding the Company's financial statements and other financial information, prior to the filing of the Company's Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q with the Securities and Exchange Commission or the issuance of any press release announcing the Company's quarterly or annual financial results.

        As part of its purpose to foster open communication, the Committee will, in its scheduled meetings, include management and the independent auditors, as necessary. Portions of some of the meetings will be held with only the independent auditors, portions with only Company internal finance and accounting staff, portions with only Company management and portions with only the Committee members. The Committee shall report on its meetings to the Board of Directors in an appropriate and timely fashion and may retain legal counsel and other outside advisers for the purpose of giving advice and maintaining accurate minutes of the meetings.

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V.     RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

        1.     Review, reassess the adequacy of and, if it deems necessary or appropriate, update this Charter at least annually as conditions dictate and determine whether it has satisfied its responsibilities under this Charter during the prior year.

        2.     Review and monitor, with the Company's management and the independent auditors, all audited and unaudited financial statements, reports and other financial information of the Company prior to the filing or furnishing of such financial statements, reports or other financial information submitted to the Securities and Exchange Commission, including the Annual Reports on Form 10-K, the Quarterly Reports on Form 10-Q, and any other submissions containing the Company's financial statements, reports or other financial information, including any certificate, report, opinion or review rendered by the independent auditors.

        3.     Prepare a report to be included in the Company's annual Proxy Statement regarding the Committee's activities, in accordance with the requirements set forth by the Securities and Exchange Commission.

Independent Auditors

        4.     Have sole authority to appoint, compensate, oversee, retain and replace the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

        5.     Review and monitor the scope and approach to the annual audit.

        6.     Annually, ensure the receipt of, and review, a formal written statement from the independent auditors setting forth all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the auditors.

        7.     Annually, review the performance of the independent auditors and discharge such auditors in its discretion when circumstances warrant in accordance with the fact that the independent auditors are ultimately responsible to the Committee as the representative of the Board of Directors and the stockholders.

        8.     Periodically consult with management and the independent auditors (which, in the discretion of the Committee, may occur out of the presence of management) about internal controls and the quality and accuracy of the Company's financial statements.

        9.     Approve or pre-approve all audit and non-audit services to be provided by the Company's independent auditors which audit the Company's financial statements.

Internal Finance and Accounting

        10.   Monitor the appointment, replacement, reassignment or dismissal of the members of the Company's internal finance and accounting department by management, including the appointment and replacement of senior internal auditing employees.

        11.   At least semi-annually, the Company's internal finance and accounting department shall report directly to the Committee as to its activities and any other matter requested of it by the Committee.

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        12.   Discuss with independent auditors the internal finance and accounting department's responsibilities, budget and staffing, and any changes recommended by the Committee in the planned scope of the internal audit.

Financial Reporting

        13.   In consultation with the independent auditors and management, review and monitor the quality and integrity of the Company's financial reporting processes, both internal and external, and oversee the Company's: (a) "disclosure control and procedures," (b) "internal control over financial reporting," (c) Code of Ethics for Chief Executive and Financial Executives, and (d) various certification obligations, all as required pursuant to federal securities laws.

        14.   Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

        15.   Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors and management and/or its internal finance and accounting department.

Process Improvement

        16.   Establish systems of reporting to the Committee by each of management and the independent auditors regarding any significant judgments and estimates made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments and estimates.

        17.   Following completion of the annual audit, review separately with each of management, the independent auditors and the Company's internal finance and accounting department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and management's response.

        18.   Review and resolve any significant disagreement among management and the independent auditors or the Company's internal finance and accounting department in connection with the preparation of the financial statements.

        19.   Review with the independent auditors, the Company's internal finance and accounting department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance; Funding

        20.   Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and the confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee shall have the exclusive authority to oversee, investigate and take remedial action with respect to any and all complaints regarding accounting, internal accounting controls or auditing matters. In addition, at least annually, the Committee shall report to the Board of Directors as to the status of all complaints relating to material accounting, internal accounting controls or auditing matters of which the Committee is aware.

        21.   Approve, in advance, all Related Party Transactions and the Committee shall be provided with all pertinent information and data regarding any such proposed transaction.

        22.   Review management's monitoring of the Company's compliance with the Company's ethical policies and any code of conduct or any portions thereof which the Company may from time to time adopt relating to accounting, internal accounting controls and auditing matters, including the confidential and

4

anonymous submissions by employees of the Company regarding known or suspected violations of the Company's ethical policies and code of conduct.

        23.   Evaluate whether management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to appropriate governmental organizations and the public satisfy the applicable legal requirements.

        24.   Review legal compliance matters with the Company's legal counsel.

        25.   Review any legal matter that could have a significant impact on the Company's financial statements with the Company's legal counsel.

        26.   Conduct or authorize investigations into any matters within the Committee's scope of responsibility.

        27.   Retain independent legal counsel and other professionals or advisors as the Committee determines necessary or appropriate to carry out its duties.

        28.   Determine appropriate funding for the payment of compensation to the independent auditors, any advisors retained by the Committee and for ordinary administrative expenses of the Committee, which funding shall be provided by the Board of Directors to the Committee and the Committee shall provide to the Chief Financial Officer a written estimate of the expenses to be incurred in the retention of independent auditors or any advisors or for administrative purposes, unless such written estimate would compromise, as reasonably determined by the Committee, the ability of the Committee to perform its duties or its independence.

        29.   Perform any other activities consistent with this Charter, the Company's Restated Certificate of Incorporation, the Company's Amended and Restated By-laws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

* * * * *

5

DEFINITIONS

        In the event the NASD Listing Standards for Nasdaq-listed companies or the applicable rules and requirements of the Securities and Exchange Commission are amended from time to time to revise their defined terms, the corresponding definitions herein shall be automatically amended to conform to such definitions as revised by the Securities and Exchange Commission or the NASD, as applicable.

        Affiliate means every (a) member of or nominee to the Board of Directors, (b) officer of the Company, and (c) beneficial or record owner of 5% or more of the Company's outstanding common stock (including members of such person's immediate family—spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law).

        Audit Committee Financial Expert means a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities, (iv) an understanding of internal controls and procedures for financial reporting, and (v) an understanding of audit committee functions. In addition, the person shall have acquired such attributes through: (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions, (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or (iv) other relevant experience.

        Family Member means a person's spouse, parents, children and siblings, whether by blood, marriage (including any in-law relationships) or adoption, or anyone residing in such person's home.

        Independent means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

          A.    a director who is, or at any time during the past three (3) years was, employed by the Company or by any subsidiary of the Company;

          B.    a director who accepted or who has a Family Member who accepted any payments from the Company or any subsidiary of the Company in excess of $60,000 during the current or any of the past three (3) fiscal years, other than the following:

      (i)
      compensation for Board of Directors or Board committee service;

      (ii)
      payments arising solely from investments in the Company's securities;

      (iii)
      compensation paid to a Family Member who is a non-executive employee of the Company or a subsidiary of the Company;

      (iv)
      benefits under a tax-qualified retirement plan, or non-discretionary compensation; or

      (v)
      loans permitted under Section 13(k) of the Securities Exchange Act of 1934, as amended;

6

          C.    a director who is a Family Member of an individual who is, or at any time during the past three (3) years was, employed by the Company or by any subsidiary of the Company as an executive officer;

          D.    a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three (3) fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

      (i)
      payments arising solely from investments in the Company's securities; or

      (ii)
      payments under non-discretionary charitable contribution matching programs;

          E.    a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three (3) years any of the executive officers of the Company serve on the compensation committee of such other entity;

          F.     a director who is, or has a Family Member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company "s audit at any time during any of the past three (3) years;

          G.    a director who, other than in his or her capacity as a member of the Board of Directors, the Committee or any other Board committee:

      (i)
      has accepted directly or indirectly any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company other than fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company; provided that such compensation is not contingent in any way on continued service; or

      (ii)
      is an Affiliate of the Company or any subsidiary of the Company; or

          H.    a director who participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years.

        Related Party Transaction means any transaction required to be disclosed pursuant to Securities and Exchange Commission Regulation S-K, Item 404.

* * * * *

7

Appendix B

FIRST HORIZON PHARMACEUTICAL CORPORATION
2002 STOCK PLAN
(As Amended and restated effective May 7, 2004)

        1.    Purpose. The purpose of this First Horizon Pharmaceutical Corporation 2002 Stock Plan (As Amended and Restated Effective May 7, 2004) (the "Plan") is to (a) permit First Horizon Pharmaceutical Corporation (the "Company") or any Subsidiary of the Company (as defined in Section 424(f) Internal Revenue Code of 1986, as amended and any successor statute (the "Code")) to attract and retain officers, directors, employees, advisors and consultants; (b) motivate such individuals who are selected to participate in this Plan, by means of appropriate incentives, to achieve long-range goals; and (c) further identify such individuals' interests with those of the shareholders of the Company through compensation that is based on the Company's common stock, $.001 par value per share ("Stock"), to promote the long-term financial interests of the Company, including the growth in value of the Company's equity and the enhancement of shareholder return.

        2.    Types of Grants. The Plan Committee (as defined in Section 5(a) below) may, from time to time, and in accordance with the terms of the Plan, take the following actions separately or in combination with respect to individuals who are eligible to participate in the Plan:

          A.    grant stock options that are intended to qualify as incentive stock options, as defined in Section 422 of the Code ("Incentive Stock Options"), as provided in Section 8 hereof;

          B.    grant stock options that are not intended to qualify as Incentive Stock Options ("Nonqualified Stock Options") as provided in Section 9 hereof;

          C.    grant Stock bonuses ("Stock Awards") as provided in Section 11 hereof; or

          D.    sell shares of Stock as provided in Section 11 hereof.

        3.    Grant Agreements. Any Incentive Stock Option or Nonqualified Stock Option (any "Option") or Stock Award granted under the Plan and any Stock sold under the Plan shall be evidenced by an agreement (an "Agreement") executed by the Company and accepted by the eligible individual to whom such Option or Stock Award is granted or Stock is sold under the Plan (the "Participant"), which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein and a copy of this Plan shall be attached as an exhibit to the Agreement, (ii) with respect to any Option, shall indicate whether such Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option, and if it is intended to be an Incentive Stock Option, such Agreement shall contain terms and conditions permitting such Option to qualify for treatment as an "incentive stock option" under Section 422 of the Code, (iii) may contain the agreement of the Participant to remain in the employ of, or to continue to render services to, the Company or any Subsidiary for a period of time to be determined by the Plan Committee (or such terms may be included in a separate agreement with the Company), and (iv) may contain such other terms and conditions as the Plan Committee deems desirable that are consistent with the Plan. Such Agreement must be in writing (in paper or electronic form), provided that such writing is adequate to establish a right or privilege that is enforceable under applicable law.

        4.    Eligibility. Officers, directors, employees, advisors and consultants of the Company or any Subsidiary (including any Subsidiary that becomes such after the adoption of the Plan) shall be eligible to participate in the Plan at the discretion of the Plan Committee; provided, however, that if and to the extent any state or federal securities laws, rules or regulations limit eligibility to employees of the Company or any Subsidiary or otherwise, then the eligible individuals in such jurisdiction shall be so limited under this Plan; and further provided that only employees of the Company or any Subsidiary may receive Incentive Stock Options.

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        5.    Administration.

          A.    The Plan shall be administered by a committee (the "Plan Committee") established by the Board of Directors of the Company (the "Board"), which shall appoint and remove members of the Plan Committee in its discretion subject only to the requirements set forth herein. The Plan Committee shall consist of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, if deemed appropriate by the Board, are "outside directors" within the meaning of Section 162(m) of the Code. The Plan Committee shall determine the meaning and application of the provisions of the Plan and all Agreements executed pursuant hereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to determine:

      (i)
      the persons to whom grants or sales shall be made under the Plan;

      (ii)
      the amount and nature of the grants or sales;

      (iii)
      the price to be paid for Stock pursuant to Options or sales of Stock under the Plan;

      (iv)
      the period within which each Option may be exercised; and

      (v)
      the other terms and conditions of the grants or sales.

          B.    Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Plan Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked or modified by the Plan Committee at any time, but such revocation or modification shall not invalidate any prior actions of the Plan Committee's delegate or delegates that were consistent with the terms of the Plan. Notwithstanding any other provision of this Section 5(b), unless the Board determines otherwise, the Plan Committee shall not allocate any portion of its responsibilities and powers to any other person or persons with respect to grants to (i) any officer, director or ten percent beneficial owner of any class of the Company's equity securities that are registered pursuant to Section 12 of the Exchange Act, as more fully described under Section 16 of the Exchange Act or (ii) the Chief Executive Officer of the Company (or person acting in such capacity) or any of the four highest compensated officers of the Company other than the Chief Executive Officer or any person who is otherwise one of the group of "covered employees," as defined in the Treasury Regulations promulgated under Code Section 162(m) (each person described in clause (ii) a "Named Executive Officer").

        6.    Number of Shares Available under Plan; Maximum Annual Grants to any Individual.

          A.    Subject to Sections 6(b) and 6(c) below, the aggregate number of shares of Stock available for grants of Options under Sections 8 and 9 below and grants of Stock Awards and the sale of Stock under Section 11 below shall be (i) 3,862,473 shares, plus an additional number of shares of Stock at the beginning of each calendar year beginning on January 1, 2005 and ending on January 1, 2012 equal to the lesser of (x) 350,000 shares or (y) that number of shares by which seven percent (7%) of the outstanding shares of Stock on the last day of the Company's immediately preceding calendar year (as such number is determined by the Company to calculate the fully-diluted earnings per share of such preceding year), plus 1,500,000 shares, exceeds the number of shares of Stock determinable under this clause (i) with respect to such immediately preceding calendar year, reduced by (ii) the number of shares of Stock for which grants, awards, and sales previously have been made under the Plan. The number of shares of Stock available for purposes of the Plan under this Section 6(a) may be adjusted in accordance with Section 7 below. If an Option, Stock Award or Stock sale made under the Plan shall expire or terminate for any reason without having been exercised in full or without having been

2

  vested, then the shares subject to the unexercised, unvested or forfeited portion thereof shall again be available for the purposes of the Plan under this Section 6(a).

          B.    The number of shares of Stock applicable to Options under the Plan equals the number of shares available for issuance under the Plan under Section 6(a), as such number may be adjusted in accordance with Section 7 below.

          C.    To comply with Section 162(m) of the Code, the maximum number of shares of Stock that may be covered by grants or sales under this Plan to any one individual during any calendar year shall be no more than 750,000 shares, as such number may be adjusted in accordance with Section 7 below. If an Option, Stock Award or Stock sale to be made under the Plan is canceled, the Stock otherwise issuable pursuant thereto shall continue to be counted against the maximum number of shares of Stock which may be covered by grants or sales under this Plan to any one individual in any calendar year and any Stock issuable pursuant to any replacement Option, Stock Award or Stock sale also shall count against such maximum limit.

        7.    Adjustment to Number of Shares and Exercise Price. In the event (a) the Company experiences changes in the outstanding Stock by reason of Stock dividends, split-ups, consolidations, recapitalizations, reorganizations or similar events (as determined by the Plan Committee), (b) the Company engages in a transaction described under Section 424(a) of the Code or any similar event or (c) there occurs any other event which, in the judgment of the Plan Committee necessitates such action, the Plan Committee may, in its discretion, make any adjustment it deems appropriate in the number of shares or limitations set forth in Section 6 above, in the number of shares and the Option or Stock price per share specified in any Agreement with respect to any unpurchased shares or to any other terms of outstanding awards as equitable to prevent any enlargement or dilution of any rights thereunder as a result of such event of transaction. The determination of the Plan Committee as to what adjustments shall be made shall be final, binding and conclusive. Adjustments for any Options or other rights to purchase fractional shares shall also be determined by the Plan Committee and may be eliminated. The Plan Committee shall give prompt notice to all Participants of any adjustment pursuant to this Section. The issuance by the Company of either shares of stock of any class or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Stock as to which awards may be granted hereunder, any other limitations in this Plan or the terms of outstanding awards. The Plan Committee may grant awards in substitution for stock awards, stock options or similar awards held by an individual who becomes an officer, employee, director, advisor or consultant of the Company in connection with a transaction described in this Section 7. Notwithstanding any provision of the Plan (other than the limitations of Section 6), the terms of such substituted award shall be as the Plan Committee, in its discretion, determines is appropriate.

        8.    Incentive Stock Options. It is intended that Options granted pursuant to this Section 8 qualify as "incentive stock options" as defined in Section 422 of the Code. Incentive Stock Options shall be granted only to employees of the Company or any Subsidiary. Each Incentive Stock Option granted under the Plan shall be evidenced by an Agreement between the Participant and the Company. Each Incentive Stock Option shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate and may set forth in the applicable Agreement:

          A.    Limitation on Amount of Incentive Stock Options Becoming Exercisable in Any One Calendar Year. The aggregate Fair Market Value (as defined in Section 8(b) below and determined as of the date the Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under the Plan and all other incentive stock option plans of the Company and all Subsidiaries) shall not exceed $100,000. If the

3

  limitation is exceeded, the Options that cause the limitation to be exceeded shall be treated as Nonqualified Stock Options.

          B.    Incentive Stock Option Price. The price to be paid for each share of Stock upon the exercise of an Incentive Stock Option shall be determined by the Plan Committee on the date the Option is granted, but shall in no event be less than 100% of the Fair Market Value (as defined below) of a share of Stock on the date the Option is granted, or not less than 110% of the Fair Market Value of such share on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary. The "date the Option is granted" means the date on which the Plan Committee authorizes the grant of an Option under this Plan. The grant shall not be complete until the date on which the maximum number of shares that can be purchased and the Option price are fixed and determinable. For purposes of determining the "Fair Market Value" of a share of Stock under this Plan, the following rules shall apply:

      (i)
      If the Stock is at the time listed or admitted to trading on any stock exchange (including the Nasdaq National Stock Market), then the Fair Market Value shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing sale price of the Stock on such date on the principal exchange shall be determinative of Fair Market Value; provided, however, that the Plan Committee may establish the Fair Market Value in such other manner as may be reasonably determined in good faith by the Plan Committee based on the reported sale prices of the Stock on such stock exchange.

      (ii)
      If the Stock is not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the mean between the closing reported sale price of the Stock on the date in question in the over-the-counter market.

      (iii)
      In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

      (iv)
      In all events, Fair Market Value shall be determined without regard to any restrictions (other than restrictions which, by their terms, will never lapse).

          C.    Limitation on Duration of Incentive Stock Options. The period within which an Incentive Stock Option may be exercised shall be determined by the Plan Committee on the date the Option is granted; provided, however, that in no event shall any Incentive Stock Option granted hereunder be exercisable more than ten years from the date the Option is granted nor more than five years from the date the Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary.

          D.    Validity of Options. Options that are intended to be Incentive Stock Options but that do not qualify as such shall be treated as Nonqualified Stock Options. The Company shall not be liable to any Participant or any other person if the Internal Revenue Service or any court having jurisdiction over such matter determines for any reason that an Option intended to be an Incentive Stock Option and granted hereunder does not qualify as an Incentive Stock Option.

          E.    Notification Upon Sale. If a Participant sells or otherwise disposes of any shares of Stock acquired under an Incentive Stock Option before the expiration of the later of (i) the two-year period beginning on the date of grant or (ii) the one-year period beginning on the date that the Participant exercises the Incentive Stock Option with respect to such shares of Stock, the Participant shall give

4

  written notice to the Company of the sale or other disposition within 30 days of such sale or disposition.

        9.    Nonqualified Stock Options. Each Nonqualified Stock Option granted under the Plan shall be evidenced by an Agreement between the Participant and the Company. Such Agreement shall provide that the Nonqualified Stock Option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate and may set forth in the Agreement:

          A.    Nonqualified Stock Option Price. The price to be paid for each share of Stock upon the exercise of a Nonqualified Stock Option shall be determined by the Plan Committee on the date the Option is granted, but shall in no event be less than Twenty-Five Percent (25%) of the Fair Market Value of a share of Stock on the date the Option is granted. If and to the extent deemed necessary by the Plan Committee, with respect to a Nonqualified Stock Option grant to a Named Executive Officer, the price to be paid for each share of Stock upon exercise of the Option shall in no event be less than 100% of the Fair Market Value of a share of Stock on the date the Option is granted, unless the exercisability of the Option with respect to shares of Stock for which the Option price is less than such amount is subject to performance objectives that enable such Option to qualify as "performance-based compensation" under Treasury Regulations promulgated under Section 162(m) of the Code. To the extent that the Fair Market Value of Stock is relevant to the pricing of a Nonqualified Stock Option by the Plan Committee, Fair Market Value of the Stock shall be determined as set forth in Section 8(b) above.

          B.    Limitation on Duration of Nonqualified Stock Option. The period within which a Nonqualified Stock Option may be exercised shall be determined by the Plan Committee at the time the Option is granted, but in no event shall such period exceed 10 years from the date the Option is granted.

        10.    Terms and Conditions Applicable to all Options. The following terms and conditions apply to all Options granted under the Plan:

          A.    Payment for Stock upon Exercise of Option. The Option exercise price for each share of Stock purchased under an Option shall be paid in full at the time of purchase. The payment of the exercise price of an Option shall be subject to the following:

      (i)
      The full exercise price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Plan Committee and described in Section 10(a)(iii) below, payment may be made as soon as practicable after the exercise).

      (ii)
      The exercise price shall be payable in cash or by tendering (either actually or, if and so long as the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) or constructively surrendering Stock already owned by the Participant for at least six months (or any shorter or longer period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the Option's exercise date equal to the aggregate exercise price.

      (iii)
      To the extent applicable law permits, the Plan Committee may permit a participant to elect to pay the exercise price upon the exercise of an Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or the Company may choose to retain such shares in satisfaction of the exercise price and any tax withholding.

5

          B.    Nontransferability. Options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or county of the Participant's domicile at the time of death and shall be exercisable during the Participant's lifetime only by the Participant and after the Participant's death, by the Participant's personal representative or by the person entitled thereto under the Participant's will or the laws of descent and distribution.

          C.    Effect of Termination of Participant's Employment or Service. Unless otherwise provided in an applicable Agreement, upon termination of a Participant's employment or service with the Company and all Subsidiaries, the Participant shall forfeit any unvested Options then held by the Participant. A transfer of employment or services from the Company to any Subsidiary, from a Subsidiary to the Company or from one Subsidiary to another Subsidiary shall not be deemed a termination of employment or service for purposes of this Section 10(c). Upon termination of the Participant's employment or service with the Company and all Subsidiaries, the Participant's rights to exercise vested Options then held by the Participant shall be as follows, except that to the extent set forth otherwise in the applicable Agreement, in which case the period specified in the Agreement shall apply:

      (i)
      Death of Participant. Upon the death of a Participant, any vested Option may be exercised (to the extent exercisable on the date of death) within 12 months following the date of death or within such shorter period as the Plan Committee shall prescribe in the Agreement, by the Participant's representative or by the person entitled thereto under Participant's will or the laws of intestate succession.

      (ii)
      Disability of Participant. Upon the disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, any vested Option may be exercised (to the extent exercisable as of the date of disability), within 12 months following disability.

      (iii)
      Other Termination of Employment or Service. In the event a Participant who is an officer, director or employee of the Company or any Subsidiary ceases to serve as an officer, director or employee or a Participant who is a nonemployee ceases to provide services to the Company or any Subsidiary for any reason other than as set forth in (i) or (ii), above, any Option which the Participant holds shall terminate 60 days after the termination of employment or service with the Company and all Subsidiaries, as applicable.

      (iv)
      Exercisability. The foregoing (i) through (iii) shall not extend any Option beyond the term specified in the Agreement and such Option shall be exercisable only to the extent exercisable at the date of termination of employment or cessation of services.

          D.    Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares of Stock issuable pursuant to Options until (i) the proper exercise of the Option and payment of the exercise price of the Option, (ii) payment of any applicable withholding taxes and (iii) the issuance to the Participant of the certificates representing the shares of Stock being issued. The Company may include on any certificates representing shares of Stock issued pursuant to the Option such legends referring to any representations, restrictions or any other applicable statements as the Company, in its discretion, shall deem appropriate.

          E.    Reduction of Available Shares. Upon the issuance of an Option, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares of Stock subject to such Option.

        11.    Stock Awards and Stock Sales. The Plan Committee may grant Stock Awards under the Plan or may sell Stock under the Plan. Stock Awards and Stock sales under the Plan shall be evidenced by an Agreement between the Participant and the Company. The Agreement governing the Stock Award or Stock Sale may contain any applicable terms, conditions, restrictions, representations and warranties the

6

Plan Committee determines (to the extent not inconsistent with the Plan). The restrictions may include restrictions concerning transferability, voting, repurchase by the Company and forfeiture of the shares of Stock issued, together with such other restrictions as may be determined by the Plan Committee (to the extent not inconsistent with the Plan). The following provisions apply to Stock Awards and sales of Stock under the Plan, except to the extent set forth otherwise in the applicable Agreement, in which case the Agreement shall apply:

          A.    Purchase Price. The Plan may sell Stock for such consideration (including promissory notes and services) as the Plan Committee determines, to the extent applicable law allows. However, the Plan Committee may not require a Participant to pay any monetary consideration to acquire a Stock Award, other than amounts necessary to satisfy tax withholding requirements.

          B.    Nontransferability. Except as otherwise provided in an applicable Agreement, Stock acquired under Section 11 shall be nontransferable except by will or by the laws of descent and distribution, until it has become vested in accordance with Section 11(c). Unless otherwise determined by the Plan Committee, Stock issued to an officer or director pursuant to Section 11 may not be sold until six months after the date of the Stock Award or Stock sale, as applicable, even if such Stock is otherwise vested. No such Stock or any right or interest of a Participant in any shares of Stock shall be liable for, or subject to, any liability, lien or obligation of such Participant.

          C.    Vesting. Shares of Stock acquired under Section 11 shall become vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Plan Committee shall determine and as set forth in the applicable Agreement. The term "vested" with respect to Stock Awards and Stock sales means nonforfeitable and transferable within the meaning of Section 83 of the Code. If and to the extent deemed necessary by the Plan Committee, shares of Stock granted to Named Executive Officers shall become vested subject to performance objectives that enable such Stock to qualify as "performance based compensation" under the Treasury Regulations promulgated under Code Section 162(m). The Stock must become vested, if at all, within ten years from the date of grant. The Stock can only become vested during the Participant's lifetime in the hands of the Participant.

          D.    Shareholder Rights. Before the shares of Stock acquired under Section 11 become vested, the Participant will have the right to vote the shares. However, before the shares of Stock become vested, all dividends or other distributions paid by the Company with respect to the shares of Stock shall be retained by the Company until the shares of Stock are vested, at which time all accumulated amounts with respect to the vested shares of Stock shall be paid to the recipient, without any interest. During such period that the Stock is not vested, the Participant (i) may not sell, transfer, exchange, pledge, hypothecate or otherwise dispose of such shares of Stock, (ii) the Company shall retain custody of the certificates evidencing the shares of Stock until they become vested and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each share of Stock. The Company may include on any certificates representing shares of Stock issued pursuant to a grant of stock such legends referring to any representations, restrictions or other applicable statements as the Company, in its discretion, shall deem appropriate.

          E.    Reduction of Available Shares. Upon the grant of a Stock Award or sale of Stock, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares of Stock subject to such Stock Award or Stock sale.

        12.    Change in Control.

          A.    Vesting. Except as otherwise provided in an applicable Agreement, upon the occurrence of a Change in Control (as hereinafter defined) or, if earlier, the termination of the Option, Stock Award or Stock sale as set forth in Section 12(b) below, all outstanding Options granted under this Plan shall become fully vested and exercisable and all Stock awarded or sold under this Plan shall become fully

7

  vested and nonforfeitable so long as the Participant is still employed by or providing services to the Company or any Subsidiary at such time. "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board, which occurs as follows:

      (i)
      The acquisition (other than by a direct purchase of shares from the Company or pursuant to any action or transaction or series of related actions or transactions approved in advance by the Board) by any "person," including a "syndication" or "group", as those terms are used in Section 13(d)(3) or 14(d)(2) of the Exchange Act, of securities representing 20% or more of the combined voting power of the Company's then outstanding voting securities, which is any security that ordinarily possesses the power to vote in the election of the board of directors of a corporation without the happening of any precondition or contingency;

      (ii)
      The Company is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either (i) less than 80% of the outstanding voting securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the shareholders of the Company immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the shareholders of the Company entitled to vote on such merger or consolidation, the shareholders of the Company as of such record date;

      (iii)
      During any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect any other Change in Control described in this section) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of a majority of the directors then still in office who either (x) were directors at the beginning of such period or (y) were so elected or nominated with such approval, cease for any reason to constitute at least a majority of the Board;

      (iv)
      The Company transfers substantially all of its assets to another corporation or entity, other than a corporation or entity which is 80% or more owned by the Company; or

      (v)
      The Company approves a plan or proposal for dissolution or liquidation of the Company.

Notwithstanding the foregoing, a "Change in Control" shall not mean any acquisition by any "person," including a "syndication" or "group," as those terms are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, of securities representing 20% or more of the combined voting power of the Company's then outstanding voting securities with respect to any person who owns such outstanding voting securities at the time of amendment and restatement of this Plan, provided such person does not thereafter acquire any additional voting securities that in the aggregate exceed more than 2% of the combined voting power of the Company's then outstanding voting securities.

          B.    Termination of Awards.

      (i)
      In the event of or in anticipation of a Change in Control, the Plan Committee in its discretion (x) may declare that outstanding Options under the Plan, whether or not then exercisable, shall terminate as of a date before or on the date of the Change in Control without any payment to the holder of the Option, provided the Plan Committee gives prior written notice to the Participants of such termination and gives such Participants the right to exercise their outstanding Options at least 15 days before such termination date to the extent then exercisable or (y) may terminate before or on the date of the Change in Control outstanding Options previously granted under the Plan, whether or

8

        not then exercisable, in consideration of payment to the holder of the Option, with respect to each share of Common Stock to which the Option is then exercisable, of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to the then exercisable portion of the Option over the Option price. The payment described in (y) above may be made in any manner the Plan Committee determines, including in cash, voting stock or other property. The Plan Committee may take the actions described in (x) or (y) above with respect to Options that are not then exercisable whether or not the Participant can exercise such Options or will receive any payment therefor.

      (ii)
      In the event of or in anticipation of a Change in Control, the Plan Committee in its discretion may terminate as of a date before or on the date of the Change in Control outstanding shares of Stock granted pursuant to a Stock Award or Stock sale under Section 11 that are not then vested without any payment to the holder of such Stock.

      (iii)
      The Plan Committee in its discretion may take the actions described in (i) or (ii) above contingent on consummation of the Change in Control and with respect to some or all outstanding Options, whether or not then exercisable, or with respect to some or all outstanding shares of Stock acquired under the Plan or on an Option-by-Option basis or share-by-share basis, which actions need not be uniform with respect to all outstanding Options or shares of Stock. However, no Option or Stock Award or sale shall be terminated to the extent that written provision is made for its assumption, continuance or substitution by a successor employer or its parent or subsidiary in connection with the Change in Control.

        13.    Performance Objectives. The Plan Committee may prescribe that an Option may be exercised or that a Stock Award or Stock purchased under the Plan may become vested and nonforfeitable only to the extent that certain performance objectives are obtained. Such performance objectives may be based on one or more of the Company's or any Subsidiary's or any divisions (a) gross, operating or net earnings or revenues before or after taxes, (b) return on equity, (c) return on capital, (d) return on sales, (e) return on assets or net assets, (f) earnings per share (whether or not fully diluted), (g) cash flow per share, (h) book value per share, (i) costs, (j) sales, (k) volume, (l) cash flow (as the Plan Committee may define such term), (m) Fair Market Value of the Company or any Subsidiary or shares of Stock or stock of any Subsidiary, (n) share price or total shareholder return, (o) market share, (p) market value, (q) productivity, (r) level of expenses, (s) quality, (t) safety, (u) customer satisfaction, (v) peer group comparisons of any of the aforementioned performance objectives, (w) earnings before interest, taxes, depreciation and amortization ("EBITDA") (whether normalized or not, including or excluding extraordinary items and subject to such other variations as the Company may report to creditors or shareholders), (x) inventory or (y) except for grants or sales to Named Executive Officers (unless the Plan Committee specifically determines otherwise), any other criteria that the Plan Committee determines. If the Plan Committee prescribes that an Option shall become exercisable or that a Stock Award or Stock purchased under the Plan shall become vested only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, such Option, Stock Award or Stock shall become exercisable or vested, as applicable, only to the extent the Plan Committee certifies in writing that such performance objectives have been obtained. All such performance objectives shall be determined, if applicable, pursuant to generally accepted accounting principles consistently applied. The foregoing criteria can be based on the performance of the Participant, the Company or any Subsidiary, the Company and its Subsidiaries as a whole, or a business unit or other division or product line of the Company or any Subsidiary. Performance objectives may be provided in absolute terms or in relation to peer groups. The peer groups will be determined by the Plan Committee in its sole discretion. The outcome of the performance objectives must be substantially uncertain at the time the Plan Committee actually establishes the performance objectives. The performance goals must be set no more than 90 days after the beginning of the performance period to

9

which the goals relate and before Twenty-Five Percent (25%) of the period of service to which the performance goals relate has elapsed. In the event the Company or any Subsidiary makes an acquisition or divestiture or other fundamental change in its business or capital structure that is material to the Company or its Subsidiary taken as a whole, the Plan Committee in good faith shall properly revise the performance objectives set forth herein to reflect such developments to provide fairly and equitably the benefits of this Plan and to prevent any enlargement or dilution of the Participant's rights under the Plan and any Option, Stock Award or Stock sale. For purposes of this Section 13, performance objectives may not include the mere continued employment of a Participant. Additionally, to the extent the Plan Committee desires that such Option, Stock Award or Stock sale qualify as "performance based," the Plan Committee, at the time of the award, must specify whether Options may become exercisable and whether Stock Awards and shares shall become vested in the event of a Participant's death or disability or termination of employment before the attainment of the performance objectives. Options and Stock Awards and sales intended to be performance based should not become exercisable and payable regardless of whether performance objectives are achieved, other than when payable upon death or disability, Change in Control, or where the Participant's employment is terminated for reasons other than cause or the Participant resigns for good reason before the attainment of the performance objectives, as provided in the Plan or any applicable Agreement.

        14.    Securities Law Requirements. The Company's obligation to issue shares of its Stock upon exercise of an Option, upon the grant of Stock Awards, or upon the sale of Stock is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the Participant or the recipient, as the case may be (or Participant's legal representative, heir or legatee, as the case may be), in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

        15.    Postponement of Exercise or Payment. The Plan Committee may postpone any grant, exercise or vesting of an award hereunder for such time as the Plan Committee in its sole discretion may deem necessary in order to permit the Company (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Stock issuable upon the grant or exercise of any award under the securities laws, (b) to permit any action to be taken in order to (i) list such shares of Stock or other shares of stock of the Company on a stock exchange if such shares of Stock or other shares of stock of the Company are not then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for such shares of Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Stock or other shares of stock of the Company are listed, (c) to determine that such shares of Stock in the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken, (d) to comply with any other applicable law, including without limitation, securities laws, (e) during any such time the Company or any Subsidiary is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Subsidiary, or under any contract, loan agreement or covenant or other agreement to which the Company or any Subsidiary is a party or (f) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any applicable Agreement or any provision of the Plan to recognize the grant, exercise or vesting of any award or to grant, sell or issue shares of Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of an award and neither the Company nor its directors and officers nor the Plan Committee shall have any

10

obligation or liability to any Participant or to any other person with respect to shares of Stock or payments as to which the award shall lapse because of such postponement.

        16.    Forfeiture of Payment. The Participant shall be required to forfeit any and all rights under grants or sales under the Plan or to reimburse the Company for any payment under any such grant or sale (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law requires such forfeiture or reimbursement, including without limitation, in connection with any event where the Company or any Subsidiary is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct with financial reporting requirements, for any applicable period.

        17.    Tax Matters. As a condition to the grant or exercise of an Option, the grant or vesting of a Stock Award or the vesting or sale of shares of Stock or at any other time as a result of participation in the Plan, the Company may require the Participant to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold. At the discretion of the Plan Committee and upon the request of a Participant, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the Participant under the Plan. In the event Participant makes an 83(b) election under Code with respect to any applicable Stock Award or Stock Sale under the Plan, then, within 30 days of such 83(b) election, the Participant shall inform the Company of such election.

        18.    Excise Tax.

          A.    If any Option, Stock Award or sale of Stock under the Plan, alone or collectively with any other payment or distribution pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Option, Stock or other amount payable or provided under this Plan (or other Payments as described below) shall be reduced (but not below the amount of the payments or benefits provided under this Plan and the other Payments) if, and only to the extent that, such reduction will allow the Participant to receive a greater Net After Tax Amount than the Participant would receive absent such reduction.

          B.    The Accounting Firm will first determine the amount of any Parachute Payments that are payable to the Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant's total Parachute Payments.

          C.    The Accounting Firm will next determine the largest amount of Payments that may be made without subjecting the Participant to the Excise Tax (the "Capped Payments"). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

          D.    The Participant then will receive the total Parachute Payments or the Capped Payments or such other amount less than the total Parachute Payments, whichever provides the Participant with the higher Net After Tax Amount but in no event will any such reduction imposed by this Section 18 be in excess of the amount of payments or benefits payable or to be provided. If the Participant will receive the Capped Payments or some other amount lesser than the total Parachute Payments, the total Parachute Payments will be adjusted by first reducing the amount of any noncash benefits under any plan or arrangement (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any cash benefits under any plan or arrangement (with the source of the reduction to be directed by the Participant). The Accounting Firm will notify the Participant and the

11

  Company if it determines that the Parachute Payments must be reduced and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

          E.    As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Section 18, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 18 ("Overpayments"), or that additional amounts should be paid or distributed to the Participant under this Section 18 ("Underpayments"). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, that Overpayment will be treated for all purposes as a debt ab initio that the Participant must repay to the Company together with interest at the applicable Federal rate under Code Section 7872; provided, however, that no debt will be deemed to have been incurred by the Participant and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed debt and payment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.

          F.    For purposes of this Section 18, the following terms shall have their respective meanings:

      (i)
      "Accounting Firm" means the independent accounting firm engaged by the Company in the Company's sole discretion.

      (ii)
      "Net After Tax Amount" means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment.

      (iii)
      "Parachute Payment" means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

          G.    The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by the preceding subsections shall be borne by the Company. If such fees and expenses are initially paid by the Participant, the Company shall reimburse the Participant the full amount of such fees and expenses within five (5) business days after receipt from the Participant of a statement therefore and reasonable evidence of the Participant's payment thereof.

          H.    The Company and the Participant shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or the Participant, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by the preceding subsections. Any determination by the Accounting Firm shall be binding upon the Company and the Participant.

          I.    The federal, state and local income or other tax returns filed by the Participant shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Participant. The Participant, at the request of the Company, shall

12

  provide the Company true and correct copies (with any amendments) of the Participant's federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such conformity.

          J.    This Section 18 shall not apply to any Option, Stock Award or Stock sale made to a Participant if an agreement between the Participant and the Company or any Subsidiary provides that the Company or any Subsidiary shall indemnify or gross-up the Participant against any liability that the Participant may incur under Section 4999 of the Code.

        19.    Amendments to Plan. The Board may amend or terminate the Plan at any time, except that:

          A.    The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 7 above without shareholder approval;

          B.    The types of grants and sales that may be made under the Plan may not be expanded without shareholder approval;

          C.    The Option price per share of Stock subject to Incentive Stock Options may not be fixed at less than 100% of the Fair Market Value of a share of Stock on the date the Option is granted and the other provisions of Section 8 may not be changed;

          D.    The expiration date of this Plan may not be extended;

          E.    The maximum period of ten (10) years during which the Options may be exercised may not be extended;

          F.     The class of persons eligible to receive grants under the Plan as set forth in Section 4 shall not be changed without shareholder approval; and

          G.    The benefits to Participants may not be materially increased, including any change in the Plan or any Agreement to permit a repricing or decrease in the exercise price of outstanding Options or to reduce the price at which Stock may be purchased (pursuant to any Option or other Stock sale) without shareholder approval.

        Except as otherwise provided in this Plan, in no event may action by the Board or shareholders to amend this Plan alter or impair the rights of a then existing Participant, without the Participant's consent, under any Option, Stock Award or right to purchase Stock previously granted to him hereunder.

        20.    Effective Date of Plan; Duration of Plan. This Plan was originally effective as of May 24, 2002. The Plan, as amended and restated, shall become effective upon its approval by the shareholders of the Company; provided, however, that with respect to grants or sales made under this Plan prior to the approval by the shareholders of the amended and restated Plan, such grants or sales shall continue to be governed by the Plan prior to its amendment and restatement. If the shareholders of the Company do not approve the Plan as hereby amended and restated, then the Plan, as in effect prior to the amendment and restatement, shall continue. The Plan shall have a duration of ten years from the original effective date; provided that in the event of Plan termination, the Plan shall remain in effect as long as any unexercised or unvested grants under it are outstanding. No grant may be made under the Plan after May 24, 2012.

        21.    Interruption of Employee or Independent Contractor Status. In the event that the terms of any Option, Stock Award or Stock sale provide that it may be exercised or become vested only during employment or service or within a specified period of time after termination of employment or service, the Plan Committee may decide to what extent leaves of absence for illness, temporary disability, governmental or military service or other reasons shall not be deemed interruptions of employment or service.

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        22.    No Implied Right of Employment or Continued Service. Nothing in this Plan or in any Agreement shall confer upon any recipient any right to continue in the employ of the Company or any Subsidiary or to continue to perform services for the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company or any Subsidiary to discharge or terminate any officer, director, employee, advisor, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

        23.    Other Actions. Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including by way of illustration and not by way of limitation, the right to grant options or Stock bonuses or sell Stock for proper corporate purposes otherwise than under the Plan to any employee or to any other person, firm, corporation, association or other entity, or to grant options or Stock bonuses to, or assume such awards of any person in connection with the acquisition, purchase, lease merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

        24.    Unfunded Plan. The Plan shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Options, Stock Awards or Stock sales hereunder. Any liability of the Company to any person with respect to any such award under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

        25.    Governing Law. The Plan and all grants and sales hereunder shall be governed by the laws of the State of Delaware, except to the extent federal law applies.

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FIRST HORIZON PHARMACEUTICAL CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    •

CONTROL NUMBER
The Board of Directors Recommends a vote "FOR" the election of all the nominees.

1.	Election of Class B Directors for a three year term				3.	To transact such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.
	Nominees:	For	Withhold
	Patrick P. Fourteau	( )	( )		CHECK HERE IF YOU PLAN TO ATTEND THE MEETING		☐
	Jon S. Saxe	( )	( )		The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
The Board of Directors Recommends a vote "FOR" matter (2).		For	Against	Abstain	By executing below, the undersigned acknowledges receipt from First Horizon, prior to the execution of this proxy, of a notice of the Annual Meeting, a Proxy Statement and an Annual Report.
2.	Approval of the Amendment and Restatement of the First Horizon Pharmaceutical Corporation 2002 Stock Plan.	( )	( )	( )
						Dated:	, 2004

Signature

Signature if held Jointly

NOTE: Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee or guardian or as an officer, signing for a corporation or other entity, please give full title under signature
/*\ FOLD AND DETACH HERE /*\

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

FIRST HORIZON PHARMACEUTICAL CORPORATION

Your vote is important. Casting your vote in one of the three ways described on this instruction card votes all shares of First Horizon Pharmaceutical Corporation that you are entitled to vote.

Please consider the issues discussed in the proxy statement and cast your vote by:

Accessing the World Wide Web site http://www.eproxyvote.com/FHRX/ to vote via the internet. Have your control number (located in the upper right corner of the proxy form) available when you access the web page.

Using a touch-tone telephone to vote by phone toll free from the U.S. or Canada. Simply dial 1-866-207-3912 and follow the instructions. Have your control number (located in the upper right corner of the proxy form) available when you call.

Completing, dating, signing and mailing the proxy card in the postage-paid envelope included with the proxy statement or sending it to First Horizon Pharmaceutical Corporation c/o LaSalle Bank N.A., P.O. Box LL, Chicago, IL 60603.

PROXY	PROXY

FIRST HORIZON PHARMACEUTICAL CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
MAY 7, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of First Horizon Pharmaceutical Corporation, a Delaware corporation ("First Horizon"), hereby appoints R. Brent Dixon and Darrell Borne and each of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders to be held at 1:00 p.m. (EDT) on Friday, May 7, 2004 at First Horizon's Corporate Headquarters at 6195 Shiloh Road, Alpharetta, Georgia 30005, and at any adjournment(s) or postponement(s) thereof and, to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on matters set forth on the reverse side of this proxy card.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF THIS PROXY IS EXECUTED AND NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION NAMED ON THIS PROXY CARD, FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FIRST HORIZON PHARMACEUTICAL CORPORATION 2002 STOCK PLAN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO THE TRANSACTION OF ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued and to be signed on reverse side)

QuickLinks

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES
VOTING PROCEDURES
PROPOSAL I ELECTION OF CLASS B DIRECTORS
Summary Compensation Table
Option Grants in Fiscal Year 2003
Aggregated Option Exercises in Fiscal 2003 and Year-End Option Values
COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN AMONG FIRST HORIZON PHARMACEUTICAL CORPORATION, NASDAQ MARKET INDEX AND NASDAQ PHARMACEUTICAL
ASSUMES $100 INVESTED ON MAY 31, 2000 FISCAL YEAR ENDING DEC. 31, 2003
VALUE OF $100 INVESTED ON MAY 31, 2000 AT
PROPOSAL II APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FIRST HORIZON 2002 STOCK PLAN AND RESERVATION OF ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER
TRANSACTION OF OTHER BUSINESS
FUTURE STOCKHOLDER PROPOSALS
BENEFICIAL OWNERS
AUDIT COMMITTEE CHARTER OF FIRST HORIZON PHARMACEUTICAL CORPORATION
DEFINITIONS
FIRST HORIZON PHARMACEUTICAL CORPORATION 2002 STOCK PLAN (As Amended and restated effective May 7, 2004)